Listing Report:Supplement No. 196 dated Mar 22, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 304597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$679.23

Auction yield range:	14.04% - 29.00%	Estimated loss impact:	15.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	3y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$10,311	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	widefido	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	640-659 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2007) 640-659 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Help me consolidate my debt
Purpose of loan:
To consolidate my debt into a single monthly payment. To avoid paying 30% interest on credit cards. I would much rather pay you fine people a substantial interest rate on my debt, than be eaten alive by the credit card companies at over 30% interest! Plus, this allows me to pay off my debt in 3 years, which is a great thing to do!

My financial situation:Hello all! I am a software developer who recently finished college and who recently moved to Atlanta, GA.
During my attendance at my University, I wracked up some credit card debt that I would now like to pay off. My credit cards have been my only financial crutch, as I currently and will continue to have a steady and well paying job.
This $16,000 loan will be used to pay off 3 credit cards, as well as to pay off my final bill at my university.
Here is the breakdown:
? Credit Card 1: $6400
? Credit Card 2: $1800
? Credit Card 3: $2260
? University Bill: $5500
I am a responsible adult, with a very stable, and well paying job, who has a passion and drive like no other. By financing me, you will allow me to go on and succeed financially! I am and will continue to be a good investment!

Monthly net income: ~$3400
Monthly expenses: $2500
??Housing: $1200
??Car payment: $330
? Car insurance: $140
? Utilities: $150
??Phone, cable, internet: $30
? Groceries: $250
??Credit cards and other loans: $400As you can see, my current income is greater than my outgoing expenses. By taking on this loan, I will be eliminating my credit card monthly payments, which allows for more than enough left over to pay my loan payment, on time, every month.
I have had one other prosper loan. I have never missed a single payment. Even though my credit rating is lower than some (because of these credit cards) I am and will continue to be a GOOD investment.
Thank you all for looking through my loan request. Please consider financing me to allow me to acheive financial independence from my credit cards and get back on track!
Take care!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	8y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$3,831	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	statuette1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills and remodeling
Purpose of loan:
This loan will be used to?
consolidate bills, remodel my pantry and stop paying $25 a pop for overdrafts
My financial situation:
I am a good candidate for this loan because?I?have been in good?standing with my employer for eight years with no forseeable layoffs and I can afford to pay back at least?$200 per month?

Monthly net income: $2,223.00

Monthly expenses: $1478.78
??Housing: $456.82
??Insurance: $81.08
??Car expenses: $325.00
??Utilities: $ 124.00
??Phone, cable, internet: $ 94.00
??Food, entertainment: $260.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $87.88
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 2m
Credit score:	680-699 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,764	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hard-working-loyalty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off my credit cards"
Purpose of loan:This loan will be used to pay off high interest debts.

My financial situation:I am a good candidate for this loan because I am employed and have never been delinquent. I do not know why I have such a poor prosper score. However; I can assure that I am an honorable candidate, especially considering that my credit score is extremely high and I have a good debt to income ratio. To this end, I currently do not have any monthly?bills, other than my high interest credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$209.50

Auction yield range:	8.04% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	11y 6m
Credit score:	780-799 (Mar-2010)	Total credit lines:	14	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$4,173	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	jdbok	Borrower's state:	NewYork	Borrower's group:	eBay Sellers Helping Others
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	780-799 (Latest)
Principal borrowed:	$1,400.00	< mo. late:	0 ( 0% )	720-739 (Nov-2009) 680-699 (Feb-2008) 740-759 (Aug-2007)
Principal balance:	$160.07	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
eBay inventory opportunity
I'm an eBay seller since 1998 http://stores.eBay.com/jdbok I got a Prosper loan to purchase used cashmere which became a recurring?deal. I'm obligated to buy damaged with good so have made a line of recycled cashmere baby blankets/garments?www.blanketyblankblank.com
I have store orders for Fall and they sell via etsy http://www.etsy.com/shop/blanketyblankblank
I need Funds to:?
purchase cashmere through summer: $4000??production costs: $1000?purchase serger sewing machine: $300
My debt is student loan & credit card with reasonable terms, the public record is a hospital bill -I now have health ins. In fact, my credit score has improved since my last loan!?Please bid with confidence I need a small business loan to develop the recycled cashmere line to continue my business at?a higher level.
Monthly net income: $ 3,000
expenses:
Housing: $ 700
Car: $ 60?
Utilities: $ 75??
Insurance: $200?
Phone, cable, internet: $ 150?
Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.09%	Starting borrower rate/APR:	8.09% / 8.43%	Starting monthly payment:	$392.22

Auction yield range:	3.04% - 7.09%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	8%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	13y 1m
Credit score:	820-839 (Mar-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$797	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ore-frontier	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
It's a Family Affair
Purpose of loan:This loan will be used to help pay income taxes for my parents. They bought a home to be closer to us and help take care of our 2 kids. In doing so they took a large disbursement from their IRA to pay off the mortgage on their previous home and make a down payment on the new home. This has left them with a very large tax burden this year of which their only option of paying is to take another large amount from their IRA, which in turn will double their income tax next year. In order to prevent them from draining their retirement savings paying these taxes I would like to pay as much of the tax as I can. They are saving me $12,000 a year in child care cost and I would like to do all I can to help them as they have done so much for us. I currently have $10,000 from savings and am seeking additional funds to cover more. My personal financial situation is very strong.In addition to owning my primary home, I own an investment property which provides an additional $1200/mo. income not listed. (mortgage of $740/mo.) I considered a HELOC but the upfront fees of $2000-$3000 and 4-6 week time frame don?t work for me.My wife also has an income of approx. $60,000 annually as a teacher (very secure).No car payments, credit card balances are paid off in full each month.Thank You for your consideration. Please feel free to inquire if you would like additional information.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$769.30

Auction yield range:	8.04% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	49%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Occupation:	Sales - Commission
Credit score:	800-819 (Mar-2010)	Total credit lines:	47	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$23,187
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	smart-money057	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying into a business
Purpose of loan:
This loan will be used to? buy into a business as the operations partner.

My financial situation:
I am a good candidate for this loan because we will only improve our financial situation by getting involved with the business. I have been involved in the restaurant business for 20 plus years. 10 years were spent managing and the last 12 have been selling products to them. The business plan for this operation is set up to buy in for $25000 and for that you become a?50 % partner (the operating partner). There is a $800/week salary for this position that we didnt figure into our equation for this loan however this would be the money that we use to pay back this loan with. ?In addition to the salary we then get paid 50% of the net profits at the end of each quarter. This Family run Pizzera is brand new so the quartly profits are yet to be determined but we are not counting on them at this point anyway.Neither my wife our I plan on leaving our current full time jobs to run the business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	11.04% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	2y 11m
Credit score:	700-719 (Mar-2010)	Total credit lines:	38	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$31,134	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	clean-loot	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4,700????
Monthly expenses: $ 2,700
??Housing: $ 1250????
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	8.04% - 24.00%	Estimated loss impact:	7.57%
Lender servicing fee:	1.00%	Estimated return:	16.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2005	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	4y 9m
Credit score:	780-799 (Mar-2010)	Total credit lines:	11	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$1,151	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	invincible-hope5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off pending bills
Purpose of loan:
This loan will be used to pay off losses related to the upcoming sale of my home, consolidate credit card debt and bring us back into the red.

My financial situation:
I am a good candidate for this loan because I have excellent credit, with a?700 + credit score. I have never?defaulted on a payment before, be that utilities, my mortgage or credit cards. Asking for a personal loan is a first for me and my family; and is especially hard given these tough financial times. I am a?physician in training, all set to graduate in July this year. I have a job lined up that will allow me to comfortably repay this debt. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	4y 4m
Credit score:	800-819 (Mar-2010)	Total credit lines:	32	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$32,668	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	serene-money	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to? pay down some credit cards. I would like to free up some cash and pay the cards down faster.
My financial situation:
I am a good candidate for this loan because? I have excellent credit and have never been late on a payment of any type. That is since 1993. I belive in paying what owe and make good on all my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,850.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.04%	Starting borrower rate/APR:	15.04% / 17.21%	Starting monthly payment:	$237.59

Auction yield range:	14.04% - 14.04%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	22%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	5y 8m
Credit score:	680-699 (Mar-2010)	Total credit lines:	15	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$12,636	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-explorer4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment & Education
Purpose of loan:
This loan will be used to start and complete a real estate investment training that not only will show me exactly how to evaluate a property but make an offer, network with buyers and establish a solid exit plan for the property both legally and with profitability. A committed mentor will be contracted to work side by side with me for 13 months. This will enable me to provide for my family long term in a debt free environment in less than 3 years or less (including this loan).

My financial situation: I currently earn over $50K annually on salary and my wife earns $43k.
I am a good candidate for this loan because while on training I will be required to close one home per month earning anywhere between $3k to $10k per transaction.

Monthly net income: $ 4900

Monthly expenses: $
??Housing: $1000
??Insurance: $250
??Car expenses: $325
??Utilities: $150
??Phone, cable, internet: $99
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	39%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 12	Length of status:	6y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	41	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$236,072	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-creative-platinum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$661.82

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	164%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	8	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$15,865	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	basis-driver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? get out of credt card debt.

My financial situation:
I am a good candidate for this loan because? I have never had trouble making my payments, I just need a boost to get out of debt.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 615
??Insurance: $ 0
??Car expenses: $?0
??Utilities: $?35
??Phone, cable, internet: $ 50
??Food, entertainment: $ 260
??Clothing, household expenses $40
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	12.52%	Starting borrower rate/APR:	13.52% / 15.67%	Starting monthly payment:	$678.90

Auction yield range:	8.04% - 12.52%	Estimated loss impact:	6.47%
Lender servicing fee:	1.00%	Estimated return:	6.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	25%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 6	Length of status:	0y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	15	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$7,775	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brilliant-benjamins	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling our home
Purpose of loan:

We are selling our home and like most folks, we are talking a loss on the sale. We need this loan to cover the expenses.

My financial situation:

I'm a good candidate because this will significantly reduce our "mortgage" expense. Because the loan monthly payment will be much less than our current mortgage payment, I will definitely be able to pay off this loan in the 36 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$63.95

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	54%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	14 / 11	Length of status:	3y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	30	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$6,041
Amount delinquent:	$25	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	bosun3	Borrower's state:	Illinois	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 87% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	6 ( 10% )	580-599 (Dec-2007) 580-599 (Nov-2007) 600-619 (Feb-2007)
Principal balance:	$454.62	1+ mo. late:	2 ( 3% )
Total payments billed:	62
Description
get rid of some small bills
just paid off last loan & need to wipe out some other small debts I have.
can pay back in same manner as before
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.74%	Starting borrower rate/APR:	9.74% / 11.84%	Starting monthly payment:	$112.51

Auction yield range:	4.04% - 8.74%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	8y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$83,943	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	epic-pound0	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital One Must Die
Purpose of loan:
This loan will be used to get rid of toxic credit card debt.? I have the cash to pay these debts right now, but that wouldn't be a prudent move given the state of the current economy.? So if I can lower my APR by a significant percentage and get rid of Cap One in the bargain, I don't see a down-side.
My financial situation:
I am a good candidate for this loan because as stated above I COULD pay them off immediately, I just don't want to lay out that amount of cash all at one time.? My credit rating exhibits a willingness and abilty to make good on debts incurred.? I'm willing to pay a reasonable interest rate and make my lender some money.? Let's get this party started.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$188.50

Auction yield range:	8.04% - 20.05%	Estimated loss impact:	8.47%
Lender servicing fee:	1.00%	Estimated return:	11.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	33%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 15	Length of status:	8y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	50	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$40,261	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Flynavy99	Borrower's state:	California	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Feb-2008) 600-619 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
In vitro Fertilization
Purpose of loan:
This loan will be used to fund in vitro fertilization.? I am a military officer and have full medical care.? The only thing they won't cover is the cost actually doing the IVF.? This process is very expensive ($8000-10000).? My wife and I are both healthy and athletic, but we have the same cystic fibrosis gene and don't think we could handle a special needs child with my deployment status.

My financial situation:
I am a good candidate for this loan because I have borrowed on prosper before and paid off in full.? We have just recently bought a home and are settling in to a very good life, but used our savings to get a very good rate on our home (4.5%).? I also receive a sizable flight bonus ($25000) each year.? My next payment comes next Jan.? Your loan will allow us to start our family now, while my deployment schedule is low and I can be home with family.? When my bonus comes I will pay off the loan.

Our high credit utilization is driven by the costs to furnish and set up our house.? My credit utilization used to be in the low 40-45% range.? The recent reduction of my credit available during the financial downturn have driven it to the current high level with little to no spending (frustrating). ??

Monthly net income: $ My income is approximately $8400/month plus the $25,000/year bonus.? My wife makes another $4800/month, but it is not allowed to be listed in the official income.

Thank you for reading our submission!

Sean and Kate

Monthly expenses: $
??Housing: $ 4450
??Insurance: $ 157
??Car expenses: $ 1200
??Utilities: $ 500
??Phone, cable, internet: $ 500
??Food, entertainment: $ 1000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 1200
? College for both of us: $ 1400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$272.20

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	11y 11m
Credit score:	800-819 (Mar-2010)	Total credit lines:	18	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$141,734	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	breadman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt. We've accrued some debt on three different cards--one of which is charging me 23.99% interest rate. The debt mostly came from education fees (books, supplies and not tuition), maintenance of our rental unit, work related expenses (my wife is a teacher and she does not get reimbursed for supplies), and to be honest, we didn't pay attention to some of these outflows and found ourselves spending more than income to cover it.

The three credit cards we wish to consolidate are the following:
1. Bank of America Visa, $3400, 12.75%
2. Bank of America Visa, $2800, 12.5%
3. Citibank Mastercard, $2000, 23.99%

My financial situation:
I am a good candidate for this loan because:
1. Both my wife and I have great credit and we plan to keep it that way. In other words, defaulting on this loan is out of the question.
2. We will automate payments to assure that our monthly dues are met.
3. I have been a Prosper Lender. So I know the process and value of this community.

The Prosper info did not include my wife's salary--she is a tenured teacher. With her salary, my debt ratio is much lower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	14y 11m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,253	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	marketplace-papyrus	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Business Debt
Purpose of loan:
This loan will be used to?pay off a high interest business credit card and give my company the ability to increase sales through a different method of advertising.? Currently I travel to many shows to sell my products.? This funding will allow me to travel less, thus reducing expenses while increasing my client base.
My financial situation:
I am a good candidate for this loan because? I created this business five years ago and sales have increased more than 100% each year, even during the poor economy.???While I am self employed my husband has been with his company for 20 years and his salary pays for the household expenses listed including the home that we own.? I am not listed as a home owner because our debt to income ratio was low enough that my husband could?qualify as sole borrower.? We bought our home?less than 60 days after the market crash, and my self employment was considered a negative at that time to underwriters.

Additionally, as my profit from my company increases I am using that increase in my income to reduce my debt obligations.? Increasing sales and profit for my company will keep me moving toward the goal of being debt free.??

Monthly net income: $ 8000.00

Monthly expenses: $ 1275.00
??Housing: $
??Insurance: $ 250.00
??Car expenses: $ 100.00
??Utilities: $ 25.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?
??Clothing, household expenses $ 50.00????
??Credit cards and other loans: $ 750.00????????????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,880.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$200.22

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1981	Debt/Income ratio:	12%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	12y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	44	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$17,188	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	attractive-auction	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saved the Horse but It Wasn't Cheap
Purpose of loan:

The winter was very harsh in PA this past year and I have had to come to the aid of a seriously injured horse that misjudged snow depth and nearly severed a leg.? The repairs so far have been very much outside of my budget, and I have been forced to have a monthly balance on some credit cards that is not my ordinary way of operating.?We would be very grateful for a peer-to-peer opportunity, as we have been lucky enough to have been lenders and will continue to do so after this little tragedy finally ebbs.

My financial situation:

My credit score is very good, and we pay all of our expenses and bills on time.? I?have a very active law practice and I love my work. My credit score is in the upper end of very good, yet I have an unfortunate D rating--you may certainly inquire about this, as?it is one foolish co-signing event in more than 30 years of careful and prudent investing and money management.?I am?earning more than $200k per year, and I am on track to assist more people and to help more companies achieve their goals than in previous years.??I will repay this debt before the year ends.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.84%	Starting borrower rate/APR:	11.84% / 13.97%	Starting monthly payment:	$331.38

Auction yield range:	4.04% - 10.84%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1987	Debt/Income ratio:	36%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	10y 4m
Credit score:	720-739 (Mar-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$62,920	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chip1603	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High-Interest Cards
Purpose of loan:
This loan will be used to? pay off high-interest-rate credit cards.

My financial situation:
I am a good candidate for this loan because?I am extremely dependable and highly motivated to pay off all of my debt!!!After waking up with severe credit hangover about 2 years ago, I put myself on a strict financial diet and have reduced my total debt by over $21,000 (roughly 10%) since July of 2008 and my credit card debt by over $8,000 (over 10%) since March of 2009. I am determined to be debt-free as soon as possible.I have a great job with a company that is doing very well, with lots of job security and I have never defaulted on a loan or card. I have not had a late payment in over 3 years. My car is PAID OFF and in great shape. I do not need or want a new car. My mortgage is dropping by $40 next month. It is an ARM based on LIBOR +2%. Roughly 1/3 of my credit card debt is fixed at 3.9%. The rest ranges between 15 and 29%. If I get this loan, debt that is at 29%, 24% and 22% will be paid off, leaving the highest rate at 20%.
Income???
Full-time (Net)??? $3,680.00
Side income??? ??? $90.00
Total??? ??? ??? $3,770.00

Expenses???
Mortgage??? ??? $825.00

AT&T Card??? ??? $30
Citi??? ??? ??? $310.00
Chase 1??? ??? ??? $137.00
Chase 2??? ??? ??? $155.00
Target CC??? ??? $60.00
Bank of Am.??? ??? $556.00
Wells Fargo??? ??? $224.00

Utilities??? ??? $215.00
HOA??? ??? ??? ??? $175.00
Insurance??? ??? $100.00
Groceries??? ??? $306.00
Gas/Auto??? ??? $50.00
Dining??? ??? ??? $70.00
My dog??? ??? ??? $100.00
Entertainment??? $50.00
Sports & Gym??? $100.00
Total Expenses??? ??? ??? $3,433.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.04% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	90%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	7y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	46	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$20,625	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-community-kingdom	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Inventory
Purpose of loan:
This loan will be used to? help assist me with running the business of my?dreams.? I am opening a 24 fitness?franchise and have over 10 yr experience in the business. I have?managed a fitness facility with a multimillion dolllar budget and have full confidence in my managment and sales experience in the fitness field to drive membership sales and build a solid member base.? I plan on holding a membership presale?before the business opens to build a base.? I have attained a?6 month?rent abatement so that i can build my business cash flow.? This will allow?me to build a solid credit base?with lenders and begin installements on a regular basis.?

My financial situation:
I am a good candidate for this loan because I have outstanding credit and a strong credit history.? My business, fitness and educational experience in the field I am going into allow me to establish a solid financial foundation to build on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,850.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$453.43

Auction yield range:	8.04% - 10.00%	Estimated loss impact:	8.71%
Lender servicing fee:	1.00%	Estimated return:	1.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	0y 10m
Credit score:	760-779 (Mar-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,481	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	important-repayment3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocating to New York
Purpose of loan:
Hello ladies and gentlemen.? Thanks for considering trusting me with your money.? I am making an important move over to New York to continue working on my business.? I am moving?there because of the many contacts and new media?outlets available.??

I need?about $13,000 to cover physically moving my stuff,?plane, first few months rent, etc until I get established.? ???

My financial situation:
You can trust your investment is in good hands because I have never defaulted on a loan before and don?t ever plan to.Not only will it negatively affect my credit score, making it harder to borrow money later, but also am interested in building a good reputation.Trust me, investing is me is safer and more profitable than putting your money in a savings account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	59%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	1y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$166	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-fan	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 6.34%	Starting monthly payment:	$60.84

Auction yield range:	3.04% - 5.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	4.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	9%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	4y 5m
Credit score:	740-759 (Mar-2010)	Total credit lines:	15	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$17,839	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	commerce-electron	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fundraising permits for non-profit
Purpose of loan:
This loan will be used to pay for permits which will allow a non-profit business pay for permits to allow for community fundraising events. The non-profit company is a charitable organization that benefits community artists. Operates a fine art gallery, and has opened the doors to local musicians to play for a family friendly all- ages patronage. Both giving local artists a venue for performing and local teens a place for entertainment in a safe and positive place

My personal financial situation is very good, along with my full time job I also have income from other sources. Also a portion of the funds that are raised in these events will go toward the repayment of this loan:
I am a good candidate for this loan because I am the director of this non profit corporation and as such have the sole-authority to allocate funds from the non-profit organization to the payment of these loans.
Once the permits are acquired it will allow the non-profit corporation to receive tax-deductible donations from supporters of this community-based charity. The funds will go toward supporting local artists, musicians and actors. It will continue to provide a place where the public will have access to fine art shows, performing arts and like events. Thank you for your consideration in funding all or part of this loan, it will go towards filling a great need in our community!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$493.78

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	4y 1m
Credit score:	740-759 (Mar-2010)	Total credit lines:	31	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$29,232	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	velocity-chuckler	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to completely pay off 2 credit cards and half of another.??The interest rates?on the cards are variable and pretty high and I'm looking to get a lower fixed rate so I can pay the debt off sooner and save money on interest.? We are maneuvering ourselves to be able to?pay cash for most everything within a couple of years.?

My financial situation:
I am a good candidate for this loan because paying off?debt is our?#1 priority.? We do not pay any bills late and haven't for more than 13 years.? We?pay more than what is due each month.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$161.16

Auction yield range:	11.04% - 25.00%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	0y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$4,940	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	market-winner8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying some credit card debt!
Purpose of loan:
This loan will be used to? Pay off a couple of credit cards with high interest rates, and to have some extra cash for a future trip planned.?

My financial situation:
I am a good candidate for this loan because? I am very trustworthy in paying my debt.? My bills are my first priority!? If I cannot afford it, I don't buy it... I am a shift manager for Aldi and I don't have a great income yet, but I am on a fast track to store management, by next year.? The starting salary for my upcoming position is no less than 70k annually.? The payments will be done in a timely manner and paid above the minimum amount, respectfully.? I am a recent Ole Miss grad and I have great future aspirations!

Monthly net income: $ 1920

Monthly expenses: $ 980
??Housing: $ 300 (I have 2 roommates)
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 175
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$117.20

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2005	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	4y 5m
Credit score:	720-739 (Mar-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$349	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wonderous-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card/improve rating
Purpose of loan:
This loan will be to pay off my credit card and to build my credit here on Prosper.

My financial situation:
I live at home with my parents still while I attend college for business. Therefore, I have just about no debt and no real expenses to pay for monthly (gas and food!) . I have a steady income because I work at a Rite Aid pharmacy as a pharmacy tech and I have worked there for 5 years and my job isn't at all at risk. I'm a penny pincher that's more of a home-body (ok, more of a nerd), I don't waste money on bars or video games. I pretty much only pay for clothes, gas, and food.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$61.75

Auction yield range:	4.04% - 6.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	4y 5m
Credit score:	780-799 (Mar-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$782	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Watersports	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	780-799 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	800-819 (Aug-2009) 840-859 (Jul-2008)
Principal balance:	$1,695.15	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Reinvesting in Prosper Loans
Purpose of loan:
This loan will be used to reinvest in Prosper.

My financial situation:
I am a good candidate for this loan because I don't need the money. My?wife?and I are extremely responsible with our finances. We will have over $200,000 of equity in our house and will have it paid off in another few years.? My car is paid off.? I own a boating business?that I paid off the land and buildings?the first year?and showed profitability the second year.? I have chosen to reinvest most of the money the business makes instead of taking it as income.? I would rather invest in my future instead of pulling a bunch of profits out when I don't need them.? I also have a large 401k from my previous employer where I worked as a mechanical engineer.? My personal credit rating is over 800!? For some reason Prosper shows that my credit has gone down, but they base this number on how much you are attempting to borrow on Prosper versus monthly income.? The first decrease was given at the time of my second loan and the current decrease is because of listing this loan.? I have never been delinquent on any?loans and?pay off my credit cards every?month.? My only other mandatory expenses are my mortgage and utilities.? This is my third Prosper loan.? I have already paid my first Prosper loan off in full,?and I am now eligible for another loan.

I have been successful with my first two loans and would like to continue with these win-win loans!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.75%	Starting borrower rate/APR:	8.75% / 9.09%	Starting monthly payment:	$792.09

Auction yield range:	3.04% - 7.75%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1990	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	19 / 17	Length of status:	0y 11m
Credit score:	820-839 (Mar-2010)	Total credit lines:	43	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-sublime-peace	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to family operational expenses for next one year and by next spring I plan to sell one of my investment condo.? Using the proceeds from sale of my investment condo, I plan to pay off the PROSPER loan.

My financial situation:
I am a?excellent candidate for this loan because, I have never defaulted on a loan nor have I been late on any payments (mortgage loans and educational loan). I am trustworthy and I will not jeopardize my personal or family life by being late on loan payment and thereby mess up my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	91%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	16	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$14,444	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-class-revenue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an established business
This loan will be used to purchase an established tattoo shop located in historic downtown Aurora, Illinois. Everything in the shop (supplies, equipment, d?cor, etc) is included in the asking price. This shop is located in a busy downtown area with heavy foot traffic, so a high walk-in volume is expected, as well as clientele that each artist will bring. This shop has more than adequate room for up to four artists and is 100% compliant with Illinois health and safety regulations.

In 2009, the shop grossed $68,800 in sales. There is a low cost to operate the business, as artists are required to stock their own supplies (machines, ink, needles, etc.). This is a once in a lifetime price for such a well-reputed shop.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.93%	Starting borrower rate/APR:	21.93% / 24.19%	Starting monthly payment:	$228.93

Auction yield range:	8.04% - 20.93%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1979	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 7m
Credit score:	780-799 (Mar-2010)	Total credit lines:	15	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$1,926	Stated income:	$50,000-$74,999
Amount delinquent:	$9,437	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	dime-statue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to expand web business
How we will use the loan:We will use this loan to acquire other smaller business who are looking to get out of the business. I see about 1 -2 companies a week for sale.

We will be able to make the payments from the acquisition of companies we purchase. We are already operating with making a profit, we just are looking for a quicker way to the end result. Basically we don't have the capital to fund these purchases at this time.

Please note, that the amount that shows I'm delinquent is the lack of my mortgage lender updating my payments, as we are working out new payment plans to fix the balloon loan I have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$407.37

Auction yield range:	4.04% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	8y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	39	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$270,761	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tg3wam	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.?

My financial situation:
I am a good candidate for this loan because I pay all my credit cards on time and want to continue to keep my credit score in?excellent standing
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$186.14

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1964	Debt/Income ratio:	9%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	1y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	50	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	35
Screen name:	spry-deal6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off pay day loans
Purpose of loan:
This loan will be used to? pay off pay day loans

My financial situation:
I am a good candidate for this loan because?? not alot of debt

Monthly net income: $ 5650.00

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 197.00
??Car expenses: $ 310.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$927.82

Auction yield range:	17.04% - 18.90%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	17%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 13	Length of status:	12y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	58	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$154,683	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	unbeatable-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Driveway"
Purpose of loan:
This loan will be used to rebuild the driveway of my house

My financial situation:
I am a good candidate for this loan because it will increase the value of my property and I always pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 13	Length of status:	1y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$12,731	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	impressive-gain6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my Credit Cards
Purpose of loan:
This loan will be used to consolidate my credit card debt into one payment.

My financial situation:
I am a good candidate for this loan because I have had a good payment history for the last five years and counting. I may have had some trouble previously but as I stated I have made payments on time for the last five years. Some of my current debt is related to my BA in Accounting. I have a steady job and I am commited to repaying any and all debts.

Thank you for considering me for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	1y 9m
Credit score:	740-759 (Mar-2010)	Total credit lines:	31	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$2,905	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	Good-Intentions	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest
Purpose of loan:
This loan will be used to? Pay off high interest consolodation loan and credit cards. As I have gotten older I have realized the importance of financial freedom and making wise decisions involving my credit. I am no longer satisfied with just meeting my financial obligations and slowly paying banks my hard earned income on their terms. This money is to free myself of older high interest loans and allow myself to?more rapidly become debt free.

My financial situation:
I am a good candidate for this loan because? I have learned the importance of sound financial decisions, am motivated to do something about my situation, and have a good stable job in a field that is increasingly becoming more needed. I also have a wife in a stable career (which I cannot list income)?and?I/we are?steadily paying off what?we owe to?our creditors. Thank You for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Length of status:	0y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,069	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	110%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	priceless-p2ploan5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hip Clothing Line Start-up.
Purpose of loan:
This loan will be used to inject capital into my clothing line start-up. I have contacts with overseas manufacturer's to produce my t-shirts for $2.50 a piece, delivered to my doorstep. At those prices I would have to try really hard not to turn a profit, especially with my designs.

Monthly net income: $2000.00

Monthly expenses: $ 1780.00
??Housing: $650
??Insurance: $90
??Car expenses: $190
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $350
??Clothing, household expenses $150
??Credit cards and other loans: $100
??Other expenses: $100
Current Left-over balances are around $220 monthly. Not enough to jump start a business. That is where you come in. Let's form a mutually profitable, symbiotic, business relationship! Help Me / Help You. Can't wait to see something you financially backed on store shelves and on celebrity's backs... You'll get all the perks of having been an early investor... We're a young life style brand with a lot of Hollywood connections, so invitations to parties, events, use your imagination. Contact me asap and let's get going!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,599.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.23%	Starting monthly payment:	$50.88

Auction yield range:	8.04% - 8.04%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	2y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$9,149	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	oxex_ohxo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate High Interest Cards
Hello Everyone,

I am currently requesting a loan for debt relief to pay down my credit cards. At the moment I'm practicing to be an architect, and I have been struggling ever since finishing my undergraduate 5 year professional degree to pay down debt. During the time while attending college I was a full time student and work part time not making to much, and I ruined my credit because I couldn't pay full balances on my credit cards, so it shows up on my credit file being derogatory. Ever since finishing college I have been consist with all my student loans and credit cards payments but with my interest rate credit cards being so high I will have paid my balance and a couple of hundreds more by the time I finish paying them. So I am looking for a little help to get rid of my high interest credit cards. Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.13%	Starting monthly payment:	$203.64

Auction yield range:	8.04% - 8.04%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	0.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1976	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 15	Length of status:	30y 0m
Credit score:	780-799 (Mar-2010)	Total credit lines:	44	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,433	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Jeneceqois	Borrower's state:	NewYork	Borrower's group:	Government Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 94% )	780-799 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	2 ( 6% )	760-779 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Consolidating Remaining Debt
Purpose of loan:
This loan will be used to pay off any remaining credit card debt.
My financial situation:

I am a good candidate for this loan because I have already received and paid a?Prosper?loan in full prior to this application.? My loan was for $14,000.00.? I never missed a payment and I paid it off in 31 months.

Currently, I wish to consolidate and payoff any remaining credit card debt.? I have?a steady income from my USPS pension and my 20 hr. per week?position as an Administrative Assistant.? Currently, I am designating my pension to our household checking account that I share with my husband who also has a steady USPS pension and is also retired.? Our pensions are deposited like clockwork on the first of every month.??

This remaining credit card debt that encompasses this loan is our only major credit debt outside of our mortgage which has a prinicipal balance of approximately $13,000.00.

?I will be paying this Prosper?loan off and it will not be drawn from our pension accounts -- I will be using my income from my part-time position as an Admin Assistant to pay the Prosper Loan. My weekly net salary is approximately $175 - $200.? We want to pay off all credit debts before we sell our house and move to an apartment or town house.

My credit rating is excellent, but I do not wish to continue to pay 14.99%? to 25.99% interest on these debts.? Prosper members have been good to me in the past and I have returned the favor!

Debts I wish to pay off:

$2037.00 - Discover
$1900.00 - Macy's
$1830.00 - Capital One
$? 534.00 - Citibank

You can count on me to make my payments and get off the merry-go-round for good.? I wish to achieve an interest rate of no more than?5% to 9% for this loan. Discover has offered me a five-year loan at 8.99% but I would prefer to utilize Prosper. Thanks for your consideration in bidding on my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	5y 0m
Credit score:	780-799 (Feb-2010)	Total credit lines:	4	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$112	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rlchylton1	Borrower's state:	Florida	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 97% )	780-799 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 3% )	780-799 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Single Dad Making a Better Life

Hi, I am currently a single dad of?2 beautiful girls. Over the past 2 years I have devoted my time to make sure they are taken care of and mentally adjusting to having only one parent. I would like to purchase my first home in order to make a life for my children. I found a beautiful property perfect for my family that I am purchasing at an extremely good deal, however, there are major imporovments to be made. I would like this loan so that I can work on the plumbing(major) and some minor repairs to make the home safe for us.

You can trust me with this loan because currently I take part ownership in a family business. I earn a steady income and have been for the past?4 years. I also had a prosper loan before which I re-paid faithfully.?I deffinetly have the credit worthiness, abilty and good faith to repay.

Thank you so much for looking at my lisiting.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	15 / 14	Length of status:	2y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$34,014	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	immaculate-investment8	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Cash Flow
Purpose of loan:
This loan will be used for our short term business cash flow.

My financial situation:
I am a good candidate for this because, I have lots of potential in my business and I have closed few contracts. Due to my nature of business, I am in need of cash flow. Here is the detail about my company and business:

Privately held company in the software professional services arena (we provide BPM/BI consulting to large international corporations). 5 full time employees. In business for the last 3 years.

This loan is to fulfil my short term cash flow issue.

There will NOT be any issue for me to pay this back.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Credit score:	740-759 (Mar-2010)	Total credit lines:	33	Stated income:	Not employed
Now delinquent:	5	Revolving credit balance:	$1,627
Amount delinquent:	$1,822	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	felicity-apple	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$715.92

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	1y 11m
Credit score:	700-719 (Mar-2010)	Total credit lines:	19	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$18,476	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-calm-repayment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 10	Length of status:	2y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	42	Occupation:	Tradesman - Mechani...
Now delinquent:	3	Revolving credit balance:	$3,289	Stated income:	$100,000+
Amount delinquent:	$443	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	innocent-nickel	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new appliances
Purpose of loan:
This loan will be used to?
purchase new appliances for my family
My financial situation:
I am a good candidate for this loan because
I have a strong work ethic and appreciate the value of a dollar.? I had some hard times but never walked away from my debts but decided to take employement overseas to pay most of my debt off.? I would like to have this loan to strengthen my credit score.
Monthly net income: $ 5000.

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 800.00
??Car expenses: $ 700.00

??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1986	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 11	Length of status:	25y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$111,368	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	newest-gain-ruler	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debts
Purpose of loan:
This loan will be used to pay off my some of my credit card balances freeing up approximatly $1000.00 a month which I can start applying to my 401k loan and start rebuilding my retirement.
My financial situation:
I am a good candidate for this loan because I have a stable job history,?having worked at my primary job for 15 years and my second job for eight years..? I have worked hard to rebuild my credit but my credit score suffered when I canceled? six credit cards and will have them all paid off with this loan.? Additionally, I have never filed bankruptcy or had any debts charged off or balances written down, I have paid back every dollar I have ever borrowed with interest.? I appreciate your thoughtful consideration.

Monthly net income: $ 5760????????????

Monthly expenses: $
??Housing: $ 1000
??Insurance: $?95.00
??Car expenses: $ 465????
??Utilities: $ 460
??Phone, cable, internet: $ 100
??Food, entertainment: $ 850
??Clothing, household expenses $ 200????
??Credit cards and other loans: $ 1925
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2007	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	2y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	6	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$3,270	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rummy522	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting me started on my MBA
Purpose of loan:
This loan will be used to? start taking MBA courses. I work as a public accountant and have passed the CPA exam, but in order to get my CPA license I will need to complete my MBA program.

My financial situation:
I am a good candidate for this loan because? I have a full time job as an auditor with a national CPA firm, where my employer will reimburse me the cost of tuition ($3500 per course)?for the course as long as I obtain a minimum 3.0 gpa in each course.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 960
??Insurance: $ 150
??Car expenses: $?100
??Utilities: $ 20
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	1y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$5,002	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	urbane-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RIP CREDIT CARDS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$330.83

Auction yield range:	17.04% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 3	Length of status:	0y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	10	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$1,036	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	flexible-principal6	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventor's Dream
Purpose of loan:
This loan will be used to?start a home-based business????

My financial situation:
I am a good candidate for this loan because?I have been gainfully employeed for over 30 years and?am working diligently to improve our credit rating and pay off debts incrued?due to losing my position in the aviation industry through corporate downsizing a?year and a half ago, and my wife's medical bills due to diabetic retinopathy.? I have the financial means to be able to?continue working on this goal as well as pay?back the amount I am requesting.?

Monthly net income: $3,695

Monthly expenses: $
??Housing: $ 200.00
??Insurance: $ 300.00
??Car expenses: $
??Utilities: $200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	5%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	4	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$164	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	abundant-p2p9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a better car for my family
Purpose of loan:
This loan will be used to purchase a newer car for my family.? At the moment, my family vehicle is unacceptable due to its age, 1999 Kia Credos.? I live and work overseas for the US Army as a contractor so it's hard to find a good car overseas that I would be able to take back home with me to the US.? I plan on working overseas for the next few years.? Instead of buying a decent used foriegn car, I would like to buy a decent used car in the US and ship it overseas.? Total cost for shipping expenses and purchase price would just under $7,000.? With some money I saved and a prosper loan of $5000 I would be able to comfortably afford this new vehicle.

My financial situation:
I am a good candidate for this loan because I live and work overseas for the US Government which allows me certian benefits that provides major financial relief.? The US Governemnt pays for my rent and utilities, provides transportation to and from work and provides a cell phone.? My?income is tax free due to working overseas.? I do not have any debts besides?an Army & Air Force?Exchange Service (AAFES)?store card which currently holds a value of $4,200 and a balance of $520.59.

Monthly net income: $ 4400

Monthly expenses: $ 812
??Housing: $ 0
??Insurance: $ 32.00
??Car expenses: $ 80
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $?50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,700.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$484.75

Auction yield range:	3.04% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	0y 3m
Credit score:	840-859 (Mar-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,013	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	agreement-enrichment5	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Healthy Vending Revolution
The loan proceeds will be used to purchase additional healthy vending machines. We will have 12 machines committed to 9 locations. In all but one locations we will the exclusive provider of vending products. In addition, are products taste great and have better ingredients, better nutrition and make everyone feel better about eating right. The loan payment will be made from products sales. Projected net cash flow will be $6300.00/month. We will have invested over 80K in our funds, so there is significant equity in this business.
In addition to proceeds from this business, I also work full time as a financial adviser. My wife and I will be stocking and maintaining the machines, as they are brand new - maintenance will be minimal.
Thanks for looking and

Best in Health!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	33.99%	Starting borrower rate/APR:	34.99% / 37.44%	Starting monthly payment:	$176.40

Auction yield range:	4.04% - 33.99%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	31.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	52%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 7m
Credit score:	720-739 (Mar-2010)	Total credit lines:	7	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,813	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	authoritative-asset6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off bills.

My financial situation:
I am a good candidate for this loan because I have never missed a payment or been late on a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1967	Debt/Income ratio:	107%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	14 / 12	Length of status:	19y 0m
Credit score:	680-699 (Mar-2010)	Total credit lines:	24	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$102,909
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	investment-poblano	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to pay for my car repair
Purpose of loan:
This loan will be used to pay off the repair of my car?

My financial situation:
I am a good candidate for this loan because I alway pay my bills on time and have never been late. I worked hard to get the good credit score that I have and want to keep it that way. I am not new to the credit game and know that paying my bills is an important of maintaining good credit.?

Monthly net income: $ 2531.00

Monthly expenses: $ 1850.00
??Housing: $
??Insurance: $ 90.00
??Car expenses: $ 50.00
??Utilities: $ 150.00
??Phone, cable, internet: $
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	3y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	11	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$10,208	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	responsibility-zoomer	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
This loan will be used to consolidate credit card debt.? ?

My financial situation:
I am a good candidate for this loan because I have never missed a payment and am very dependable.? I graduated college last August and have started my professional career in sales.? I would like to consolidate my credit cards into one easy payment to minimize interest charges from the credit card companies.

Monthly net income: $ 2250

Monthly expenses: $
??Housing: $ 375
??Insurance: $ 100
??Car expenses: $ paid off
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $?depends
??Clothing, household expenses $ 0?
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 9	Length of status:	13y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	49	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$11,484	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reefa	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills/ Home Improvement
Purpose of loan: This loan will be used to?pay off credit cards and improve my home?

?My financial situation: I am a good candidate for this loan because? I pay my bills on time and have established credit?

..Monthly net income: $ 4000

Monthly expenses: $ Total=1768.00? or less?

?Housing: $?0?????? I own my home?

Insurance: $ 150.00??? ?for ?2 - vehicles?

Car expenses: $ 539.31? ( 3 more payments to go before I own the vehicle)??

Utilities: $?50.00??( Light and Water)?? I can show proof of payment stubs?

Phone, cable, internet: $ 80.00???Food, entertainment: $?50.00?

Clothing, household expenses $ 75.00 or less?

??Credit cards and other loans: $?1200.00 estimate?

Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	4y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	flashman42	Borrower's state:	Ohio	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory Control System
undefinedundefinedundefined I am a 45 year old man that has been blessed probably more then I realize. I have a lovely family that drives me in all that I do. My background is in freight forwarding and logistics. I have worked as an import manager, export manager, domestic freight operations manager, sales executive for ocean steamship lines, and international export forwarders. ??I am asking for this loan so I can secure an opportunity I acted on. My brother has joined our company on a commission bases, and has a proven sales record. He has sold over $1.5 million gross the last seven years. We decided to expand into freight forwarding.What we did?-Signed a contract to become a sales agency, for a large global logistics provider.-Obtained client that signed a 1 year fulfillment contract. -Our initial system for client, is adequate for the time being, but because of the clients? need to expand the warehousing program to the east and west coasts, our system is inadequate to meet these needs after the expansion. ?To meet their needs we require an upgraded version of the bar code scanning system that is integrated with a database.Thank you for your consideration.Business Monthly net income: $10,000.00

Monthly expenses (already subtracted from above): $
? Rent: $ 2000
??Phone, cable, internet: $ 225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$100.99

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1983	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	10y 9m
Credit score:	820-839 (Mar-2010)	Total credit lines:	36	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$14,833	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reflective-payout2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vacation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 11	Length of status:	0y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$27,425	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	five-star-economy9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grad student trying to pay off debt
Purpose of loan:
This loan will be used to cnsolidate high-interest (23% and higher) credit card balances.?

My financial situation:
I am a good candidate for this loan because I will graduate with my M.Ed. in Special Education?in December 2010 and?I have a 4.0 GPA. I will have a higher paying job next year which will enable me to pay down debt more aggressively. Currently I am a fulltime grad student and have 2 jobs.

Monthly net income: $2200
Monthly expenses: $
??Housing: $ 630
??Insurance: $?50
??Car expenses: $?430
??Utilities: $ 85
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $?60
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$150.45

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1983	Debt/Income ratio:	161%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 18	Length of status:	2y 4m
Credit score:	740-759 (Mar-2010)	Total credit lines:	47	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$16,760	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	SabySue	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to dump 25% AG Loan!
Purpose of loan:
I simply want to get this loan paid off "smarter".? The terms were 48 mths @ 24.99% = $190/mth payments.? Not awesome, but at the time, helped out.
I'm hoping someone on here will help me dump this high interest loan for something much better that will help more of my money pay on the actual loan, not so much interest.? It's a great opportunity for a lender, but why give it to AG?
I have about 36 or so months left on this loan with AG.
My financial situation:
I am a great candidate for a loan with a Prosper lender because I routinely pay ON TIME, and also routinely pay $200/mth instead of the minimum on this loan.? I have also made it a part of my budget for some time now to pay much larger payments on all my credit cards, and without any unforeseen issues, I will have all of my other credit cards paid off by early fall, or for sure by end of year.
YAY!! :D
I check my credit monthly, and strive for better scoring.? But until a couple old issues fall off in a year or two, I can't do a whole lot more.? But in the meantime, I'm paying down/off as many variables as possible!? And doing a great job at it.
AG calls me every month, wanting me to borrow more because I'm "such a great customer, always paying on time, more than I'm due for".? But they have no interest in lowering their rates as a reward for my great history with them!? Go figure.

Thanks for considering me!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	7y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$6,838	Stated income:	$75,000-$99,999
Amount delinquent:	$78	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blazing-treasure5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating Kitchen and bath
Purpose of loan:
This loan will be used to update my kitchen and two bathrooms in my home.? I am working with a contractor and a designer to make sure that the upgrades are done properly.? Additionally, I have already contacted the broker that I worked with to obtain my mortgage?to confirm that once?I completed the upgrades he will be able to refinance my loan and I will be able to pull money out to pay off this loan and continue my renovations (I am going to install dormers, new roof, and finish the basement).? I purchased my home 2 years ago for $240K, zillow reports the home is currently worth $290K,??my neighbors house, which is the same as mine except that they had?already upgraded?their kitchen and bathrooms, just sold for $330K.? In order to get the funds that I need my house needs to appraise for $320K- I would then do a loan for 85% which would be $272- giving me $40k?to pay off this loan and complete the renovations.? I have already collected all of the cost information from my lender as well as my contractor and designer.? I just need?this loan to get the project started and then I will be good to go from there.?

My financial situation:? I?just got a?promotion with my job to Regional Area Manager- I oversee?8 apartment communites.? My base salary is now $90k plus bonus.? Last year, which was prior to my promotion, I made?$94K (that is the amount?listed on my W-2) with my bonuses.? I have been with my company for?7 years??

My Expenses:
$2000 Mortgage?(includes taxes and insurance)
$400 Utilities
$500 Clothing, Food, Travel
$500 credit card and loan payment

I own my car and my car insurance is taken care of by my husband.

I am a good candidate for this loan because I have been with my company for 7 years and have been promoted several times.? I have already done my research, including pre qualifing for the refiance loan and budgeting the renovations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2002	Debt/Income ratio:	12%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	1y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	13	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$18,384	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	open-peso	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of credit cards
Purpose of loan:
This loan will be used to? consolidate debt and continue my good credit history.

My financial situation:
I am a good candidate for this loan because... my credit history is very good i have always paid my bills on time. I look forward to working with prosper and striving to better myself as a customer

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 200
??Car expenses: $ 250
??Utilities: $?50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$332.33

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	33	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$6,748	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jnguyentruong	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I always make my payments on time.? I been working at Deutshce Bank for over four years now.? I would like to have reduce my debts so that I have extra money to spend on the side.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$470.24

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	7y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,374	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	responsibility-photon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a Mini Excavator
The purpose of my loan is the purchase a Mini Excavator. I have a excellent financial standing, and perfect payment history. Our corporations saw a 10% increase in Business last year in the recession. The excavator is going to be used for personal and business use. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1987	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	1y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	9	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$23,840	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	balance-structure7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Expenses / Unexpected Taxes
Purpose of loan:
This loan will be used to pay for dental expenses and?unexpected taxes.

My financial situation:
I am a good candidate for this loan because I hold a stable job and a decent credit rating
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$166.17

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	8y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,676	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	p2p-contributor2	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of car & new move-in cost
Purpose of loan:
I am purchasing a new car for around $3000 and moving into a new place which I need to cover my move-in costs and buy a washer and dryer after separating with my wife.

My financial situation:
I am a good candidate for this loan because because I always pay off my debts. I work hard and follow through on my commitments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$138.35

Auction yield range:	8.04% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1972	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 16	Length of status:	3y 5m
Credit score:	780-799 (Mar-2010)	Total credit lines:	49	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$4,169	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	forceful-value4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Bills
Purpose of loan:
This loan will be used to consolidate bills.????

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$97.66

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	8y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	51	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$1,542	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hendu30349	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 94% )	720-739 (Latest)
Principal borrowed:	$4,041.00	< mo. late:	2 ( 6% )	600-619 (Jul-2007)
Principal balance:	$643.68	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Family Room
Purpose of loan: Make improvements to Family Room
My financial situation:?I have just finished Grad School and my just paid off my car.
Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 220
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$505.41

Auction yield range:	6.04% - 12.00%	Estimated loss impact:	5.20%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	62%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	39y 8m
Credit score:	760-779 (Mar-2010)	Total credit lines:	29	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$34,946	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	transparency-palace6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchasing land
Purpose of loan:
This loan will be used to purchase land.?

My financial situation:
I am a good candidate for this loan because I always pay my bills before the required due date. I have never missed a payment, and I have excellent credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2005	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	2y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	7	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$11,616	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-rate-human	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student credit card
Purpose of loan:
This loan will be used to pay off the cost of this semester's tuition, books and a laptop I purchased for notes and online assignments.

My financial situation:
I am a good candidate for this loan because I moved out of my apartment and back home after I got a better taste of how much college life costs without loans or help from parents.? I'll be working through the summer to pay this off, and hopefully get a student loan.? I'm a responsible person and I make enough to pay this off by the summer.? The only reason I want to do it this way is because 27-29% interest on these cards is ridiculous and I can't justify paying so much for a necessity like tuition and supplies.

Monthly net income: $2100

Monthly expenses: I moved back home.? My expenses now are just motorcycle insurance, cellphone and food.?
??Housing: $ 0
??Insurance: $ 150/yr (paid it last week)
??Car expenses:
???????????????? Gas $80
???????????????? Maintenance piggy bank for oilchanges and such $40
??Utilities: $ 0
??Phone, cable, internet:? My cellphone is around $80
??Food, entertainment:? $200/mo, I don't go out that often and I usually prepare meals at home.
??Clothing, household expenses:? maybe $100/mo for toiletries
??Credit cards and other loans: Motorcycle payment is $300/mo

Monthly expenses above total to about $850
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	14%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	8y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	19	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 5	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Ray9247	Borrower's state:	Oregon	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 100% )	680-699 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	660-679 (Feb-2010) 660-679 (Dec-2009) 640-659 (Nov-2009) 620-639 (Feb-2008)
Principal balance:	$3,089.44	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
WORKING CAPITAL

DataLED is signing a new contract this week with a large transit district in Texas for 565 electronic stop signs for the rear of their buses, this contract calls for delivery of (65) signs per month for the next eight months which will generate $ 17,875.00 per month with approximately $6,800.00 net profit per month. We have funding for all the parts except for the powder coated aluminum cans which they go into and as we all know the more contracts we win there is always start up cost. The cost for the first two months of front and rear cans will be $6,370.00.We also have three other LED lighting bids that are currently under evaluation in which we have a more than probable chance of winning and would generate another $120,000 dollars of net income so we foresee no problems in making the payments to pay off this loan. These stop signs are basically going to work just like our Yield signs, once one district puts them on their buses all the transit districts in that State adopt this program and we get additional orders from them. We have around $4,500.00 of fixed cost per month for rent, phone, insurance, internet, etc. we have current customers with orders which should cover most of these expenses so we are growing, however we see that our cash flow needs require additional funding, thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	116%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 12	Length of status:	3y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	34	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$67,483	Stated income:	$25,000-$49,999
Amount delinquent:	$20	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-speedy-affluence	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for car repairs
Purpose of loan: The purpose of the loan is help repair unexpected car problems.? My daughter ran her car into our garage two weeks ago.? We returned from spring break and found out my transmission went out.? Both cars are paid for and we are going to use the money to get them repaired which will save us money without having to replace both cars.??

My financial situation is that I have a HR Prosper rating.? This rating is due to my high income-to-debt ratio.? Most of my debt is in student loans which are deferred until September 2010.? These loans helped me obtain my Masters degree which will increase my income level next school year.? I did have one late payment recently which was an oversight on me.?? Besides the high debt-to-income ratio and the one late payment all of my other accounts are in good standing and I have not been late except that one time.? I have a guarantee income and with the addtional income of my husband, I will ensure that my payments are on time.? I am looking for a chance to prove myself and this is my second attempt in trying to obtain a loan.? I know the HR rating is a risk but getting this loan will provide us with the needed repairs.? I hope that you will consider my situation and give me the chance to prove that I will be a loyal borrower and my payments will be on time and I can improve my credit rating.? Thank you for giving me the opportunity to increase my credit score and get the loan that is much needed at this time.

Monthly net income: $ 2650.00.? There is addtional include in the household that goes towards the bills in my name.? The household income is $7,700

Monthly expenses: $?5,775.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 10	Length of status:	0y 11m
Credit score:	780-799 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,333	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	paddle2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deal Financing
Purpose of loan:
This loan will be used to provide back-up emergency funds, if needed.

The purpose of the company is to invest in real estate with a focus on single-family and small multi-family (2-6 units) residential property.

My financial situation:
The strategy is to buy and re-sell property primarily to real estate investors on a wholesale basis as quick-turn transactions. The primary target customer is other real estate investors who rehab for re-sale, and landlords who rehab to hold for long-term rental, with a focus on CASH buyers as the primary customer to minimize out of pocket financing needs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	31%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	12y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	38	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,683	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	income-starter2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Installing vinyl siding
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$94.37

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	5%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	6y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$6,051	Stated income:	$100,000+
Amount delinquent:	$9,243	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	heartpounding-coin	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to?consolidate high interest rate credit card debt.?

My financial situation:
I am a good candidate for this loan because I have a stable job with income.
Monthly net income: $ 4800
Monthly expenses: $
??Housing: $ 1260
??Insurance: $ 100
??Car expenses: $?300
??Utilities: $?200
??Phone, cable, internet: $?100
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	2%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	8	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$843	Stated income:	$50,000-$74,999
Amount delinquent:	$45	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	hobodave	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving expenses and security dep.
Purpose of loan:

This loan will be used to cover moving expenses. I just received notice that the building I live in has been foreclosed. Great. I have to move out at the end of my lease (Apr. 30). I had intended to renew my lease for another year, so this is an unpleasant surprise. The money will be used for a security deposit on my new apartment and to pay for movers. I will be moving from a 2 BR apartment to a 1 BR; I will be saving an additional $200-$400 a month because of this.

My financial situation:

Ok, so there's a big fat E for my Prosper score. I deserve it. I was very irresponsible when I went to college and got myself into all kinds of financial trouble. I racked up a mountain of credit card debt that I couldn't afford to pay, which went to collections, and later got charged off. All I can say now is that I'm not that person anymore.

I've been doing everything possible to raise my credit score for the past 3 years; it's been working, just slow. My FICO score 3 years ago was ~490 and now it's 680 with Equifax and 660 with TransUnion. This July will be the 7 year mark for most of the negative items on my credit report to fall off, they will all be gone by February of 2011. I only have a single credit card, secured, with a limit of $1000. I use it often and pay it in full every month, sometimes over two months. I wish the limit were a little higher so that it weren't so easy to end up with 80% credit utilization, but I have to wait another year to increase that.

Monthly net income: $3600

Monthly expenses: $3020 ($2630 to $2780 post-move)

??Rent: $1240 ($850-$1000 post-move)
??Insurance: $100
??Car expenses: $150
??Utilities: $200
??Phone, cable, internet: $200
??Food, entertainment: $600
??Clothing, household expenses $100
? Student Loan: $370
??Credit cards and other loans: $0
??Other expenses: $60
(Net Income rounded down to the nearest 100. All expenses rounded up to the nearest 10.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	14y 7m
Credit score:	840-859 (Mar-2010)	Total credit lines:	18	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$122	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	excellent-bazaar1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to buy a used car.?

My financial situation:
I am a good candidate for this loan because I am a responsible borrower, which is proven by my outstanding credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 15	Length of status:	4y 9m
Credit score:	780-799 (Mar-2010)	Total credit lines:	39	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$26,397	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	microfunder	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
This loan will be used to payoff a Bank of America credit card and a Chase credit card at an average of 19%. I was late on payments and now cannot get a reduction of the rates. It was careless on my part- I usually just set-up auto bank payment from my account, but for some reason I was late anyway. I think they may have switched the due dates on me?.

Anyway- I am a Prosper lender but want to try the other side of the process. My financial situation is very stable and provides me more than sufficient cash flow to pay of these cards.

Income: $120,000- take home $6,000/mo (max out on 401(k)
Wife: 57,000- take home $3,100/mo

Mortgage- $2,140 /mo
Cars- $738/mo

Other- $3,500/ mo

Extra- ~$2,700

Thank you for consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.20%	Starting monthly payment:	$53.06

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	20%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	2y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	4	Revolving credit balance:	$741	Stated income:	$25,000-$49,999
Amount delinquent:	$61,745	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	28
Screen name:	Tamparich	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$3,250.00	< mo. late:	1 ( 5% )	700-719 (Jul-2008) 660-679 (Jan-2008) 700-719 (Dec-2007)
Principal balance:	$1,625.61	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying for college books & tuition
Hello prosper world! I already have a prosper loan for debt consolidation, which I have been current with since July of 2008. I am looking to get a small loan for this summer. I plan on going to school for my masters degree here in Tampa. I have a job that pay wells and I have been on time with all my payments. Thank you for considering my loan, which will go to my college tuition and books for this summer.
Thank you and have a great day.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.25%	Starting borrower rate/APR:	12.25% / 14.38%	Starting monthly payment:	$296.67

Auction yield range:	11.04% - 11.25%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1989	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	2y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$30,968	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	engaging-return	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-739 (Jul-2009)
Principal balance:	$1,665.61	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Paying off high interest credit
Purpose of loan:
This loan will be used to? Payoff some?high interest?debt on credit cards/revolving charge accounts. Total of 7 accounts will be elimainated netting me approximately $120.00 extra after loan payments.

My financial situation:
I am a good candidate for this loan because?I have always been able to make timely payments for full amounts in the past.?I have a solid payment history, and lengthy one, as well. I am currently re-paying a prosper loan. The only negative was a joint account that had a missed payment several years ago.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$158.21

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	11y 5m
Credit score:	820-839 (Mar-2010)	Total credit lines:	34	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$363	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exchange-molecule8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card,truck repair
Purpose of loan:
This loan will be used to?pay off two credit cards and repair my husbands work truck?

My financial situation:
I am a good candidate for this loan because? we have stable income and good credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,450.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$337.01

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	14	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$412	Stated income:	$50,000-$74,999
Amount delinquent:	$3,917	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	best-dignified-finance	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovations for home purchase
Purpose of loan:
This loan will be used to fix the home I just purchased for myself and two children.

My financial situation:
I am a good candidate for this loan because I have had a very steady job for many years. My debit to income is very, very low. This home was bought as a foreclosure. It has an appraised value of $200,000 and my purchase price was $53,250. I am a very dedicated father of two and this loan will put thye finish touch we need to make this house our perfect home.

Monthly net income: $ 4850.00

Monthly expenses: $1,310.00?
??Housing: $700.00
??Insurance: $75.00
??Car expenses: $200.00
??Utilities: $50.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $150.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $25.00
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	8.04% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	66%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	22 / 22	Length of status:	8y 2m
Credit score:	680-699 (Mar-2010)	Total credit lines:	34	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$20,523	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-burgeoning-yield	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for business Buying inventory
Purpose of loan

The money will be used for buying inventory

My financial situation

My financial situation is good because of my job security and time on my job . I am on the same job for the past 8 years.

I pay my bills on time and I am never late on my bills

..

Monthly net income: $ 3500.00 (with my wife income)

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 150.00
??Car expenses: $?400??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 100.00

Total : $2600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	9%
Basic (1-10):	6	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	5y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	7	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$10,146	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-engrossing-peso	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FOR BUSINESS EXPANSION
This loan will be used to expand my business. I have a production company that hosts music, fashion and film events all around the country. The events vary in form from some educating inner city kids throughout different communities and serving as a platform to expose talent in different forms to events that are on a professional platform such as concerts, conferences, etc. The business has been successful by just word-of-mouth referrals, however with the funding needed we would like to implement an aggressive marketing plan to grow even more! We would use the money to complete our website, advertise through various avenues such as radio, magazine ads, numerous internet advertising, and other outlets.

My financial situation:
I am a good candidate for this loan because I'm a very responsible person who pays all of my bills on time. I have a very stable income both with my 9 to 5 job and with my business. I am very capable of paying back the loan.

Monthly net income: $ 4,122.22

Monthly expenses: $ 1,645
??Housing: $ 600
??Insurance: $ 50
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 360
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.10%	Starting borrower rate/APR:	30.10% / 32.48%	Starting monthly payment:	$148.77

Auction yield range:	11.04% - 29.10%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	3y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	5	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$597	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	liberty-recorder	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to fund my wedding expenses

My financial situation:
I am a good candidate for this loan because I have a good credit history and score, low balances and monthly payments. I do well by exporting cars and auto parts mainly to European countries.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	11y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	21	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$6,351	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	roseburger	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-699 (Mar-2008) 640-659 (Nov-2007) 580-599 (Feb-2007)
Principal balance:	$1,440.30	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
card consolidation
Purpose of loan:
Its time to consolidate?and pay off?my last 2?credit cards, and pay off consolidate the balance of my other prosper loan (1400).?? my payments are?always on time. I?need to do away with these cards once and for all. I recently paid off?4 of my 6 cards with my tax return, paid cash for a good car, and I finally feel I'm getting there. My main purpose of this loan is to save a little in intrest, and to start building a great relationship with prosper, and continue raising my credit score..?

My financial situation:
As I am self employed, i cover many of my personal expenses through my business, such as a company car instead of a car payment, and all fuel is paid for through my company, as is the insurance also.? This makes my income look lower than it actually is.

Monthly net income: $1200

Monthly expenses: $
??Housing: $ 360
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $ 110
??Phone, cable, internet: $ 40
??Food, entertainment: $ 150
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 150
??Other expenses: $
possibly prosper loan-$150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	9y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	26	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$77,796	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-contract-dragster	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finish rehab of single family house
Purpose of loan:
This loan will be used to? finish painting and repairing single family house I bought.? We are repairing it and selling it.

My financial situation:
I am a good candidate for this loan because? we used our own funds ( all cash) to purchase and rehab, have a buyer under contract, just need to finish the paint and minor repairs so we can close the deal.? I have rehabbed 14 properties over the past years.?? We finish our projects and have always repaid all of our loans.? We own our home free and clear ( it is under the name of my business LLC).? Just need cash to finish this project.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	10%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	15y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	Iam4u	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 6% )	580-599 (Jul-2008) 600-619 (Jun-2008)
Principal balance:	$631.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
paying off taxes,small loans..help
Purpose of loan:
This loan will be used for the following: 2000-1400=?600-$400?pay off loan with credit union=$200 in savings ???????

My financial situation:
I am a good candidate for this loan because? its not a huge amount, i have the income to pay it off within 1-2 yrs.?I have a current prosper?loan that?I have always paid and will pay off in a few months.?In the last 2 years?I have not had any?payments that were late or not paid. I have paid cash for all?utilities, rent etc as?I have no credit cards.?I have always paid my bills on time, never late and had a credit score of 700+ not that long ago. The problem came about after my divorce and?I had too much credit given to me and I spent it living on 1 income vs 2.?This is the only negative item on my credit report.?

I?have?learned to live within my means,?and be financially responsible. I had to take out a loan to help my mom who had surgery in september 09 and nearly died. She is unable to work still and i'm having to help her as much as i can.?I have?a room mate to help with expenses for the next few months, so that?I can?build up a savings account for unexpected items and pay all my bills off.I would?be so APPRECIATIVE if you?could give?me the chance to pay these few items and?have a little less stress, continue working hard to help my mom and build up a savings account.? If you as an investor look at the whole picture and not just the High risk that i'm labeled now you will see that the risk is ok to take.

Monthly net income: $3600

Monthly expenses: $1700
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$479.10

Auction yield range:	17.04% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	2y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$1,090	Stated income:	$25,000-$49,999
Amount delinquent:	$13,697	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	brianbabyak	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling Basement
Purpose of loan:
This loan will be used to remodel my basement. I live in georgia and we had very heavy rain damage. I had to rip out all of the carpet and am currently taking the basement to an unfinished state. I would like to be able to finish the basement with very moderate furnishings. I want to be able to sell the house with a finished basement. I have labor covered but need extra cash to purchase the hard materials such as tile, carpet, drywall, etc.

My financial situation:
I am a good candidate for this loan because my credit report shows a very inaccurate snapshot. I have 3 delinquent accounts: 1 is a $200 cell phone. 2 is my old mortgage before my refinancing of one months payment that has already been made. 3 is for Ford Credit from my old SUV of $12000 that has been returned. The $13,600 past due is really just $200. I also have $1400 per month income I didn't count on my net income. This money is from my girlfriend that has lived in my house for 4 years. The Public Record on my credit report is from the Georgia department of revenue. They came and told me I owed $5500 from 2004 and I did. The public record should be gone but isn't. The majority of problems on my credit report are from when I was at Penn State. I had a few credit cards that got out of hand. Those are taken care of just not erased as of yet. I've worked really hard to get my credit card debt down to $1000. My house appraised for $289,000 and my note is $205,000. These renovations will help push me over the $300,000 mark giving me great equity.

Monthly net income: $3000

Monthly expenses: $
??Housing: $1121
??Insurance: $103
??Car expenses: $100
??Utilities: $300
??Phone, cable, internet: $145
??Food, entertainment: $250
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 315608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	21.99%	Starting borrower rate/APR:	22.99% / 25.27%	Starting monthly payment:	$77.41

Auction yield range:	4.04% - 21.99%	Estimated loss impact:	2.20%
Lender servicing fee:	1.00%	Estimated return:	19.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	6y 8m
Credit score:	740-759 (Mar-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,110	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cardelt	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate High Interest CC
Purpose of loan:
The purpose of this loan is to consolidate a high interest credit card that was at 4.99% until recent credit changes which resulted in APR going to a ridiculous 22.99%.? I started interest rate at the same as the card, but am hoping that it gets bid down significantly to be able to reduce total APR I am paying. ?

My financial situation:
Personally as you can see I believe in paying on time and have never even had a late payment.? Have a credit score of 750 which puts me just short of AA rating I believe.? For work I do real estate investment and currently have 2 finished projects, one which is on the market and another which is getting staged and should be on MLS before the end of the month.? With the sale of 1 or both properties will have even more available to pay back prosper lenders.

As you can see from?my history i strongly believe in having a high credit score and you can feel confident bidding on my listing.? Thanks for all your?consideration!!?

(last year averaged $9250/mo, but i pay myself a salary and put rest in a biz account)

Monthly Income: $5375

Monthly Expenses: $2190
Mortgage: $800
Insurance: $100 (health)
Car expenses: $200 (insurance & gas)
Utilities: $100
Internet: $40
Food & Entertainment: $300
Household expenses: $50
Credit Cards: $500
Other: $100

$ left to pay prosper loan: $3185

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.55%	Starting borrower rate/APR:	23.55% / 25.84%	Starting monthly payment:	$253.48

Auction yield range:	8.04% - 22.55%	Estimated loss impact:	8.53%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,503	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	credit-spartan2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminating credit card debt
Purpose of loan:
I plan to use this loan to consolidate and eliminate my credit card debt, the bulk of which I accrued just after college while doing missionary work (of the largely non-lucrative sort).? I want to get out from under this financial burden so that I can begin saving more and put myself in a much better position to someday start a family.

My financial situation:
Thankfully, I enjoy stable employment and manageable monthly expenses:
I take home about $2100/mo;
my housing is about as inexpensive as can be found in the area (I share a house so my rent is $180/mo);
I spend under $100/mo on utilities;
I don't splurge on unnecessary travel or luxuries;
and I drive a modest car for which I pay about $220/mo (I take good care of it and plan to keep it until it falls apart).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$979.90

Auction yield range:	8.04% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	11y 7m
Credit score:	780-799 (Mar-2010)	Total credit lines:	32	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$6,540	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bountiful-exchange	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Must pay outrageous tax bill
Purpose of loan:
This loan will be used to pay our tax debt. I came into some other money this year that I did not handle appropriately with enough tax taken out and I've got a void to fill.

My financial situation:
I am a good candidate for this loan because I have excellent credit, I own my home, have a solid job with the federal government and have very little outstanding debt.? I don't carry a lot of credit and a relative had a good experience with Prosper in the past and suggested I use it to get a better interest rate to pay my tax bill instead of using a credit card. I have never been late with any type of loan or credit card in my credit history.? I also intend to sell some items worth about $12,000 to put toward this debt payoff.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$854.41

Auction yield range:	8.04% - 13.00%	Estimated loss impact:	8.79%
Lender servicing fee:	1.00%	Estimated return:	4.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 1m
Credit score:	780-799 (Mar-2010)	Total credit lines:	9	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$2,896	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	g3machine	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	780-799 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	760-779 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Gaylord Discovery Center Start-up
Gaylord Discovery Center Start-up Investments
Gaylord Discovery Center is a new Children's Museum in Gaylord, Michigan. Our website is www.gaylorddiscoverycenter.com where more detailed information is posted including access to our Business Plan. The requested loan will pay for facility improvements and materials for Expos. We are utilizing a portion of a vacant "Big Box" store, and need to add appropriate Restrooms, split the Electrical Service, and install family friendly Flooring. Normally Expos (or displays; we are so focused on hands on exploration "display" is not accurate) are very costly and often overly elaborate. As a Machinist, Welder, Drafter, and Handy-Man, I am personally building the Expos exactly as intended for a fraction of the cost. We have visited as many Children's Museums as feasible and took note of what was done well and what could use improvement. Many of our concepts are unique, although several are already in use they are basic enough to be functional anyway.

Financial Resources:
We are personally backing this loan with $35,000 from an Annuity that is immediately accessible, but would be best left intact. This will be in addition to our $13,000 savings for cash flow. Community focus is a high priority, therefore we are receiving construction services at discounted rates, in addition to lower rates due to slow economy. Similarly the property owners are being very flexible with space rented and rental costs, due to quantity of available facilities and the duration this facility has been empty. Also of note is this is my second loan through Prosper. I found the first so easy we determined early it would be a good option again. My previous listing was paid off early and never had a late payment. It served its function and I am grateful to those who believed in me.

Conservative Success:
All of our calculations have used conservative estimates. Income is estimated on the low side, while expenses estimated on the high side. Using Local Market Base plus Tourist Market Base, we came up with positive results. Then cross checking with three different existing businesses we verified our expectations and actually increased our estimates. One similar size Children's Museum in a larger area with more tourist traffic about an hour away. One was a smaller Children's Museum in a smaller area another hour away. One is for Family Recreation in town that draws almost entirely tourists and is closed in the winter. With these bases of comparison we are confident we will not have any trouble drawing enough attendance to be successful. For detailed estimates see our website and go to the Contact Us page.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	47%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	3y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	6	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$3,094	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	yajtaj	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	700-719 (Jun-2008) 700-719 (Mar-2008)
Principal balance:	$1,614.89	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Student Studying in Taiwan
Purpose of loan:
This loan will be used to? cover my expenses while studying abroad. I am currently attending an?intensive Chinese language?program at National Taiwan University, which is also known as the Harvard of Taiwan.? As a student in Taiwan, I am not able to work or generate any income; therefore, this loan would help me tremendously to cover for my credit card and other expenses that my Financial Aid doesn't cover.

My financial situation:
I am a good candidate for this loan because? I have been paying my other listing from prosper ON TIME without any delinquencies.? I will return home soon in June 2010 (approx. 3 months) to finish my education back home and continue my part-time?employment of over 3 years. And while attending college, I stay with my parents, therefore I don't need to pay rent. So I will definitely?be able to pay back this loan.? Thank you for your time.? All questions will be happily answered.

Monthly Expenses (approx. $500-700)
Dormitory in Taiwan - $250
Transportation - $10-50
Food - $200
Other - $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	106%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 14	Length of status:	4y 5m
Credit score:	620-639 (Mar-2010)	Total credit lines:	46	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,389	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	wendi	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2010) 620-639 (Aug-2009) 640-659 (Sep-2008) 600-619 (May-2008)
Principal balance:	$435.23	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
2nd Baby 2nd Loan!
Purpose of this loan:
I am trying to be smarter about my finances. I would like to pay off most of my credit cards and my first prosper loan. One payment would be very beneficial in helping me conquer my debt.
I have never been late on my current loan, which is paid off in two months.
We are having our second child in July. I got the first loan when we were having our first child. The loan was so helpful in getting things in order, I would like to do the same this time.
My financial situation:
I am a good candidate for this loan because I am a very hard working hairstylist. I have been in the business for 15 years. I am self-employed so after all my deductions are taken out it will explain my higher dtir%.
We are responsible people who like everyone else is trying to find the?best?way to deal with life's bills.
My bankruptcy has been discharged since 2004. I have been rebuilding my credit since.

Thank you for your time and hopefully once again your trust.

Monthly net income: $ 5600

Monthly expenses: $ 4953
??House payment: $ 1312
??Insurance: $ 146
??Car expenses: $ 1127
??Utilities: $ 450
??Prosper loan: $ 218
??Child care?$400
? Aflac: $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 600
I will pay off most of my credit cards, loans?and my first prosper loan. This will open up $800 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 3	Length of status:	0y 4m
Credit score:	640-659 (Mar-2010)	Total credit lines:	12	Occupation:	Construction
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$1,218	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	confident_farming_withscience	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start up exspenses for family farm
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
pay for seed and start up equipment
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1982	Debt/Income ratio:	39%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 12	Length of status:	23y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	45	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$10,933	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	chestnut5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combine & pay debts
Purpose of loan:
This loan will be used to? pay?off?cash advance portions of credit card debt with higher interest rates.?

My financial situation:
I am a good candidate for this loan because? I am have a stable and steady income from 23 years of employment with the same company.? All payments on existing debts are current.? I have additional income from rental property in addition to full time employment.? Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2004	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 1	Length of status:	1y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	axis2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	11%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 6	Length of status:	1y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	44	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$2,176	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	thrilling-auction1	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit crds, medical
Purpose of loan:
This loan will be used to? pay off credit cards and medical bills.

My financial situation:
I am a good candidate for this loan because? I make my payments on time and have a good credit score.? I have medical issues such as Diabetes, High Blood Pressure, and High Cholesterol.? I do have insurance but the deductible is high.? I was hospitalized recently and now have high medical bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	66%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	0y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,472	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reflective-euro0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to? This loan is to help me conbine my bills into one. I know that 15,000 is alot ,but it can really help me catch up on all my bills. So please if anyone can help. An my truck also needs some work done to it.

My financial situation:
I am a good candidate for this loan because? I am a good candidate cause I pay my bills all on time if not early. I will not have any trouble making that payment. If yall just give me a chance. An yall can look on my background an can see that I haven't been late on any of my payments. So please just help me out to get ahead. I am also working another job that brings in about 100 a week, and about to start another job that will bring in another 100 so togerther that will be an extra 800.?Thank you

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 200????????????????
??Insurance: $ 130.95
??Car expenses: $ 486.62
??Utilities: $
??Phone, cable, internet: $ 120
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	10%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	17y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,322	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	peace-chosen-one4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? consolidate my credit cards

My financial situation:
I am a good candidate for this loan because...i have a great work history . same job for almost 18 years .own my home ..and pay my bills on time

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 712
??Insurance: $ 141
??Car expenses: $ 100
??Utilities: $ 225
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	5%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	29y 8m
Credit score:	780-799 (Mar-2010)	Total credit lines:	43	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$2,351	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dignified-note3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For taxes
Purpose of loan:
This loan will be used to?
To pay Federal and State Taxes.
My financial situation:
I am a good candidate for this loan because? I have outstanding credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$298.50

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 14	Length of status:	23y 9m
Credit score:	760-779 (Mar-2010)	Total credit lines:	38	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$80,365	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cerebral-leverage6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to? Pay off 1 credit card in the amount of $9130.40.?

My financial situation:
I am a good candidate for this loan because? I have never been late on this credit card.? The interest rate recently?changed from 7% to 14.4%.? I figured if I could get a lower rate and pay the card off sooner, than why not go for it.? To clarify, the revolving credit amount in my profile is for a second mortgage.? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	4.04% - 21.00%	Estimated loss impact:	2.20%
Lender servicing fee:	1.00%	Estimated return:	18.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	2y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$4,380	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rromanchuk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-739 (Feb-2008) 700-719 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
3rd Prosper Loan - Paying 2009 Tax
NOTE: This will be a SHORT TERM loan, 3-4 months MAX. Price this loan accordingly.
Have about 10k in 1099 income that I did not withhold for investment reasons.
Net Income: $2800
Expenses -
View all the things I spend my money on here:
http://blipy.com/ryan
Feel free to ridicule me for frivolous purchases. I have had two completed prosper loans, be sure to check out my history.
Biggest Expenses
rent: $900
debt: $600
I had a credit drop last year because Verizon decided to send my $4 remaining balance to my old residence which I never received and sent me to collections. Not exactly sure why they couldn't figure out how to call or email. Should have recovered back to the 700s by now though..

Current Experian Pull:
Debt Summary*
Real Estate Debt $0.00
Installment Debt $38,712.00 (School, 30year consolidated financing, in repayment)
Revolving Debt $4,200.00
Total Debt $42,912.00
Monthly Payment $615.00
Revolving Credit Summary*
Revolving Credit Limit $10,150.00
Revolving Credit Available $5,950.00
Revolving Credit to Debt Ratio 59%
Length of History
Oldest Account 5.7 Years
Average Account Age 3.3 Years

Again, this will NOT be a 3yr loan, so bid accordingly!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	0y 2m
Credit score:	680-699 (Feb-2010)	Total credit lines:	22	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$7,320
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-note6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
Purpose of loan:
This loan will be used to pay for the completion of my B.S. in Organizational Leadership for Not-for-Profits and allow me to begin my master's degree program.
I am a good candidate for this loan because I know the value of having a degree. After my son was born 10 years ago, I took a leave of absence form college to raise him and began working as a newspaper editor. The pay was low and our family was struggling. I wanted to return to school many times over the past 10 years but my job responsibilities would not allow me to do so. After careful consideration and with the support of my family, I made the decision to leave my position and concentrate on finishing my degree. When I graduate in December, I will be the first person in my family to have gone to and graduated from college. I will also prove to others that having a disability does not stop you from making your dreams come true.

Monthly net income: $ $1,300.00

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses:
??Utilities:
??Phone, cable, internet:
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	14%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	1y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	19	Occupation:	Accountant/CPA
Now delinquent:	10	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$1,256	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	worth-oasis8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Others Stay Sober
Purpose of loan:
This loan will be used to open Sure Haven sober living facilities. Our mission is to be the premier provider of sober living housing by providing an alcohol and drug free residence in a clean, safe, and supportive environment. Our residents will be adult alcoholics and addicts who are motivated to continue their recovery, committed to staying sober, and agree to remain active in their program.
Our Orange County, CA certified sober living homes will offer a seamless transition into an environment where a person in early recovery can pursue a career, education, and other goals while strengthening their foundation, developing a sober support system, repairing past damages, and establishing healthy relationships. In sober living a person in recovery can build on the experience of other sober individuals while living together as a recovery centered family.

My financial situation:I am currently debt free, work a well paying job as the accounting manager for s successful construction consulting company in Souther California
I am a good candidate for this loan because I am debt free; having paid off 6k in credit card debt over a year ago, and I own my own car. In addition I am currently living rent free. I support peer to peer lending and thank you for taking the time to read my posting

Monthly net income: $3,200.00

Monthly expenses: $
??Housing: $0.00
??Insurance: $165
??Car expenses: $120 for gas
??Utilities: $50
??Phone, cable, internet: $75
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	1y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$70,108	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-searcher3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of credit card debt
Purpose of loan:
This loan will be used to pay off a very?high interest rate credit card that I have through American Express.

My financial situation:
I am a good candidate for this loan because I am a Business?Banker and have never had any lates on any of the loans that I currently carry.?My title is an?Assistant Vice President responsible for Business Development for a very large mid-western bank and have been in this position for about two years. The reason my scores dropped was because I recently shopped around for a car?loan which I ultimately got through my Bank. However, as a result of that, there were numerous inquiries on my credit report that significantly reduced my credit score.

Monthly net income: $ 7,500

Monthly expenses: $6,500
??Housing: $ 1,100
??Insurance: $ 200
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 10	Length of status:	2y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Accountant/CPA
Now delinquent:	4	Revolving credit balance:	$3,472	Stated income:	$50,000-$74,999
Amount delinquent:	$671	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	yield-detective	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need breast reduction surgery
Purpose of loan:
This loan will be used to? have breast reduction surgery as my back is in continual pain.

My financial situation:
I am a good candidate for this loan because?after a period of reduction in pay (by 10%), our regular salaries have been reinstated. I am able to make the payments necessary if someone will just help me out.

Monthly net income: $ 3,654

Monthly expenses: $
??Housing: $
??Insurance: $ 131
??Car expenses: $ 418
??Utilities: $
??Phone, cable, internet: $ 450
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 225
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.41%	Starting borrower rate/APR:	12.41% / 14.55%	Starting monthly payment:	$83.53

Auction yield range:	4.04% - 11.41%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	555%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	1y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	13	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$37,204	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ideal-compassion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
I am 23 years old and currently have an American Express card that is linked to my mother's account. I want to use this loan to payoff the credit card because: 1) it has a fairly high interest rate and 2) I am getting married in a month and want to have my strings cut from the family so I don't owe them any money. With the wedding, there has been a lot of unexpected financial burdens. I work hard to pay my bills, but with multiple cards and student loans it has become increasingly difficult to keep track of what is coming and going. I love the idea of Prosper and would REALLY appreciate it if people could help me!

My financial situation:
My fiance and I have very solid careers (we are both teachers) and have our Masters degree in education. With the wedding coming up, we are pinching pennies like crazy! The money that you can possibly lend me would help me in ways that are unexplainable! Thank you!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.03%	Starting borrower rate/APR:	15.03% / 17.20%	Starting monthly payment:	$346.80

Auction yield range:	6.04% - 14.03%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	0y 1m
Credit score:	760-779 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,775	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	valiant-compassion	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combine ALL credit card payments!
Purpose of loan:
This loan will be used to consolidate all my credit card debts into one lump sum payment. I want to lower the amount of interest paid to creditors and ensure my debts are paid off in a timely fashion.

My financial situation:
I am a good candidate for this loan because I value my credit and smart with my money. I have never been late or missed a payment in my life. Fortunately I was blessed with credit cards in the college years, but unfortunately had to utilize a lot of the available credit to support myself through school. I would like to pay off all my debts and live debt free once and for all.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$271.14

Auction yield range:	11.04% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	3y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	33	Occupation:	Tradesman - Electri...
Now delinquent:	1	Revolving credit balance:	$3,077	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	heirophant	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan For My Wedding
Purpose of loan:
This loan will be used to?Finance my wedding to a wonderful woman, Carley.

My financial situation:
I am a good candidate for this loan because?I have had no lates, collections, or other negative marks on my credit since 2006. I have no outstanding collections and everything on my credit report is current.

Monthly net income: $ 3000

Monthly expenses: $ 2200
??Housing: $500
??Insurance: $200
??Car expenses: $100
??Utilities: $100
??Phone, cable, internet: $0 - I work for a telecom company
??Food, entertainment: $500
??Clothing, household expenses $300
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	4y 2m
Credit score:	600-619 (Mar-2010)	Total credit lines:	19	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$11,434	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	RTHomeLoan	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008)
Principal balance:	$2,784.61	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Tax Payment
This loan will be used to pay my 2009 tax liability; the combined state, local and federal taxes is $9,000 of which I have $3,000. I hope to finance the remaining $6,000 with Prosper. I am extremely grateful to this community for helping out my family/grandfather when our local bank couldn?t [http://www.prosper.com/invest/listing.aspx?listingID=379184]. My annual income is $86,000
Employment: Permanent/Career Conditional Federal Employee
TransUnion FICO = 663
Monthly Rent: $700.00
Student Loan: $400.00/month
CC payments: $300/month
Gym/Internet: $70/month

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$669.73

Auction yield range:	8.04% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	8y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,589	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	jd22	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to help pay for my wedding.?Hoping and planning?to?get married only the?one time, so why not make it special?

My financial situation:
I am a good candidate for this loan because I have more than enough money left over at the end of the month to make these loan payments.

Monthly net income: Fluctuates between $3,800 and $4,500 Monthly expenses: $1,936
? Housing: $846
? Insurance: $80
? Car expenses: $0 - Paid?Off
? Utilities: $140
? Phone, cable, internet: $120
? Food, entertainment: $300
? Clothing, household expenses $100
? Credit cards and other loans: $150
? Other expenses (Gasoline, Cell phone): $200

P.S. I know it shows that I have 3 delinquencies in the past 7 years. All 3 of those?were from a dispute with Capital One over a chargeback that they wouldn't grant me.?I then decided "like a fool" not to pay them for the amount I was disputing. I only hurt myself. But that is old and due to fall off of my credit report in 3 months (June 2010). That's why it's not lending much weight on my credit score. Speaking of scores my personal plus score with Experian is actually 785. My point of mentioning all this is just to point out that I value my credit and I learned a lesson by trying to play hardball with Capital One. I've always taken great pride in?making on time payments and I certainly haven't had a single problem since the Capital One incident. In short, (or long, lol) you will not regret helping to fund this loan because I will not default on it. I only get wiser with age and I definitely know and cherish the value of?good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1986	Debt/Income ratio:	2%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	9y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	36	Occupation:	Engineer - Electric...
Now delinquent:	7	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$48,059	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	32
Screen name:	BeenJamin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	3 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2010) 700-719 (Aug-2009) 740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Automobile Upgrade
Purpose of loan:
This loan will be used to Upgrade my Automobile

My financial situation:
I am a good candidate for this loan because:
1) My strong credit profile
2) Excellent Employment history Same Company 10 years
3) Low debt to income ratio
4) Good repayment history on all mortgage and consumer accounts
5) I currently own my Automobile
6) I had two previous Prosper loans that I was able to pay off early because of unexpected bonuses at work
7) I am a very responsible person

Monthly net income: $3000
Monthly expenses: $2500

I filed Chapter 13 in 2007 due to family medical bills that my Health Insurance did not cover
I currently have no debt other then Chapter 13 Payments
All deliquent debt listed is included in Chapter 13
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	4y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,890	Stated income:	$25,000-$49,999
Amount delinquent:	$254	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	roland1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (May-2008) 540-559 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Buying an engagement ring
Purpose of loan:
This loan will be used to? Purchase an engagement ring for my girlfriend

My financial situation:
My credit is poor because I messed it up before I knew how it worked. I moved out at 18 and immediately got a credit card, a gym membership, and a cell phone. I went delinquent many times without realizing what would happen. I have been in repair for a good amount of time and continue to work at it. I am working?for the premier gym in my area as a ppersonal trainer?and my pay continues to increase. I sold the new car I had bought to lower my?expenses.? I am currently looking for a place for my girlfriend and I, but I would like to be a little more traditional and have my ring on her finger before it happens. At the end of May I am flying back east to ask for her father's permission and shortly after when I feel the time is right, I'd like to?have my ring ready for my proposal.? I've calculated my percentages and I can easily afford this loan. I need your help to marry the girl of my dreams. I already have?put away a good deal of money, but I want the perfect ring. ?Please, anything you?lend will be greatly appreciated and well spent. I've never had a debt I didn't pay, and I am moving into the most stable?and prosperous financial situation I've ever had. Thank you for your help.?

Monthly net income: $ 2,300

Monthly expenses: $ 1,408
??Housing: $?550
??Insurance: $ 88
??Car expenses: $?120
??Utilities: $?50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$247.02

Auction yield range:	3.04% - 6.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	1y 4m
Credit score:	820-839 (Mar-2010)	Total credit lines:	21	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$6,343	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	DreamIsReal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards once for all
Purpose of loan:
Eliminate high interest rate credit cards and lower my overall debt.

My financial situation:
My credit card debt came about in college years.
I have been a responsible user but some expenses need to be financed and if you are an independent young man with limited income, although working full time and going to school full time, you unfortunately end up with some debt.
I have been working for Fifth Third Bank for about 15 months. I was working for Guaranty Bank for 5 years prior to that.
I have not been unemployed, thank god, through out my work history and bills have all been paid on time.
I am a hard working manager that is thriving to move up the corporate ladder.

Thank you for your time and attention.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$216.02

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	46%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	3y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	18	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$28,686	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	friendly-community8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.? We set up a budget system on mint.com.? My husband is Active Duty Air Force for 20 years and would like to retire in 4 years.? We would like to pay off all unsecured debt by that time.

My financial situation:
I am a good candidate for this loan because? I am a legal assitant for a criminal defense firm.? As I mentioned my husband is an Air Force Master Sgt.? We purchased our home in 2006.? Unfortunately due to the current economy, homes in our area are selling for 80,000 less than?original purchase price.? The area will see growth in that a Special Forces unit will be moving here in 2012.? We have 2 children remaining at home,?a freshman and senior in high school.?Our jobs are secure; it just seems with the rising costs of goods, it has been difficult to pay down credit card debt.? I was in an accident on March 4, 2010 and totalled a vehicle.? With the pay-off we have paid off 4 credit cards and would like to tackle debt at the highest interest rate.? We are current on all cards.?

Monthly net income: $ My take home pay is $2400 a month.? I also work part-time at Target and take home approximately $250 a month.? My husband's take home pay $4600

Monthly expenses: $
??Housing: $ 1650
??Insurance: $ 150
??Car expenses: $?780?
??Utilities: $ 300
??Phone, cable, internet: $ 190
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 680
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.40%	Starting borrower rate/APR:	33.40% / 35.83%	Starting monthly payment:	$172.91

Auction yield range:	11.04% - 32.40%	Estimated loss impact:	10.82%
Lender servicing fee:	1.00%	Estimated return:	21.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	4%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	19y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	34	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$120,051	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	social-tower	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying back a great Friend
Purpose of loan:
This loan will be used to pay back a great Friend who helped me out tremendously recently while I got rid of all my credit card debt.? While he has allowed me to pay him monthly-I can feel the strain this has put on our long time Friendship.? I could-but HATE to put this on a credit card as I have all but stopped using credit cards.? I have listed my Loan request with a competitive interest rate to get this done.? Even at this rate-this loan will be much better that dealing with the CC Co's and the way they amortize.? I'd rather pay you than them!

My financial situation:
College educated and work with the Federal Government for the past 14 years and 11 months.? I also have worked a part time job on the weekends in the same field as my full time job for the past 20 years.? Yearly Income is approximately $68k which can be verified.? My jobs are very secure based on what I do.? I am very trustworthy and pay all my bills on time.? I basically have three monthly obligations currently-a 1st and 2nd Mortgage and a credit card with a remaining balance of $1100.00 and that is it!??I have a generous amount in my 401k/TSP although cannot borrow against it.? I have all the means to pay this back and would rather pay you the interest versus the Credit Card Co's and all their crazy terms.

I'm just a simple Guy who goes to work, pays his Bills and enjoys life.???

Thanks for reading and your consideration.? Please ask any questions.

Monthly net income: $4279

Monthly expenses: $2050.00?
??Housing: $1340?
??Insurance: $100
??Car expenses: $ 0 (Free and clear)
??Utilities: $?70
??Phone, cable, internet: $80
??Food, entertainment: $150?
??Clothing, household expenses $80?
??Credit cards and other loans: $30 (Chase)
??Other expenses: $200.00 (Property Taxes)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 14	Length of status:	0y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,484	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	foxy-contract8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving to reduce my debt
Purpose of loan:
This loan will be used to provide the initial deposit for a new apartment plus moving expenses and other necessities.

My financial situation:
I am a good candidate for this loan because I'm determined.? I may have made mistakes financially in the past (mostly related to my college years and the year or so after that...it's been 6 years now) that have caused a lower credit score than I am comfortable with, and now I'm determined to get myself back on the right track.? This loan is the first step in downsizing my lifestyle so that I can pay off all of my debt without any issues and without sacrificing my quality of life.? I've run all the numbers as you can see below (I'm very much a planner) and this step makes sense in many ways for me.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1190 (after move: 1275)
??Insurance: $ 75 (after move 0)
??Car expenses: $ 410 (this will go away once I sell it)
??Utilities: $ 200 (after move 75)
??Phone, cable, internet: $ 210 (after move 150)
??Food, entertainment: $ 200 (after move 200)
??Clothing, household expenses $ 100 (after move 100)
??Credit cards and other loans: $ 700 (after move and selling car I will pay more)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$341.78

Auction yield range:	8.04% - 13.00%	Estimated loss impact:	8.29%
Lender servicing fee:	1.00%	Estimated return:	4.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 15	Length of status:	0y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	31	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$10,003	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Shani	Borrower's state:	NewYork	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	680-699 (Aug-2009) 580-599 (Jul-2006) 580-599 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off credit cards
* This will be my second loan on prosper. I have paid my first loan in full. All my payments were made on time.

Purpose of loan:
This loan will be used to pay off my high interest credit cards.

My financial situation:
I am good candidate for this loan because I pay all my bills on time. I am merely? looking to replace my high APR credit cards with a loan that has a lower interest rate.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	38%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	6y 7m
Credit score:	600-619 (Mar-2010)	Total credit lines:	28	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$4,619	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	mad1188	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Sep-2008)
Principal balance:	$3,089.38	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Payoff current loan.Reduce APR
Purpose of loan:
Would like to payoff my current Prosper Loan due to the interest rate and take a much needed vacation. I've had my current loan for?18 months and I have never missed a payment.

My financial situation:
I am a good candidate for this loan because I work full-time as a Deputy and?work?part-time as a Police Officer on my days off from the County.?My payments will be automatically taken out of my account each month. I am just asking for your consideration. Thanks

Monthly net income: $ 2300.00????

Monthly expenses: $ 1600.00
??Housing: $ 638????
??Insurance: $ 110????
??Car expenses: $ 400????
??Utilities: $?200????
??Phone, cable, internet: $ 140????
??Food, entertainment: $?200????
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$397.90

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	36%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	5y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,474	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	open-value3	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Quick home improvement loan
Purpose of loan:
Pay off higher interest rate credit cards

My financial situation:
My husband and I have plenty of money at the end of the month but we just want to consolidate all of our loans into one nice loan with a decent interest rate.? As you can see we pay about $550 a month in credit card payments and I have never been late or deliquent on any of them as you can see from my credit report.? If we were able to consolidate it all into one loan then our monthly payment would be lower than it is now.? We are currently paying around 23% interest and we are looking to trying to cut that roughly in half.? Thanks.

Monthly net income: $
(my husband and I) 4100

Monthly expenses: $
??Housing: $?550?????
??Insurance: $ 110
??Car expenses: $ 350
??Utilities: $?-
??Phone, cable, internet: $ 120
??Food, entertainment: $ 700
??Clothing, household expenses $ 300
??Credit cards and other loans: $?550
??Other expenses: $ 100-500

Total net income 4100 minus our total expenses 3180 = 920 left at the end of the month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.55%	Starting borrower rate/APR:	20.55% / 22.79%	Starting monthly payment:	$254.62

Auction yield range:	17.04% - 19.55%	Estimated loss impact:	19.10%
Lender servicing fee:	1.00%	Estimated return:	0.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	1 / 0	Length of status:	2y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	7	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bill-sanctuary0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to fund the rest of my Junior year.? I will be studing Math in Heidelberg University in Germany begining April 12, 2010.?

My financial situation:
I am a good candidate for this loan because I have very little student loans and when I graduate May 2011 I should be able to get a job very quickly. I am currently tutoring in Math and will be an English tutor in Germany?

Monthly net income: $ 200

Monthly expenses: $ 0?most of my expenses are?paid currently by my parents,? I have about $1600 in cash for living expenses thru August 2010
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	1y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,305	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	impressive-peso0	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mercedes 1977 240dl
Purpose of loan:
This loan will be used to?
finance a car to use on occasion.
My financial situation:
I am a good candidate for this loan because?
I am responsible person and take my credit seriously.
Monthly net income: $
1800
Monthly expenses: $
??Housing: $ 350
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $250
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$610.69

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1978	Debt/Income ratio:	44%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	7y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	47	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$31,560	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Dumpling	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-719 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$11,432.32	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
I'm tired of flushing my money!!!!
Purpose of loan:
This loan will be used to??Pay off the last of our credit cards and to pay the closing costs of refinancing our home to a much lower rate, saving us even more money...

My financial situation:
I am a good candidate for this loan because... I have a great job working as a?Principal in a Middle School.??This is my second loan from Prosper, I've never missed a payment or been late.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$129.07

Auction yield range:	4.04% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1987	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	5y 9m
Credit score:	760-779 (Mar-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$20,655	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	GTO69	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gotta Pay the IRS
Purpose of loan:
This loan will be used to pay income taxes due to the IRS on my 2009 personal tax return.? I own 10% of a Limited Liability Company (LLC).? The good news is the company made a record profit of $200,000 for 2009 (my part is $20,000).? The bad news is the company uses the accrual basis of accounting, which means I owe taxes on my 10% of the profits even though the company has not collected this money from its clients yet, and has therefore not paid the money to me.? I don't have access to the company's books and wasn't aware of this record profit until I received my K-1 form two weeks ago.? I have $5,000 in savings but owe $8,200 on my tax return.? I have a line of credit that I could tap into for the balance at a rate of 10%, but I like the Prosper concept and would like to support it if I can get the same or better rate.? I currently have money out to 2 Prosper borrowers, and by borrowing money myself I will?then have experience?from both sides.? I have already made changes to my withholdings and requested quarterly reports from the LLC so I won't be in this position again next year.?

My financial situation:
I have a credit history dating back to 1987 without a single missed or late payment ever.? My credit score has been lower than my normal score the past couple of years because of a higher debt ratio than I normally carry, but it is still respectable.? I promised my two kids that if they made good grades and went to college, I would buy them cars their senior year in high school.? They both met the challenge, so I stood behind my word and bought them new cars in 2008 and 2009.? My wife also works full time so we are able to easily make the 2?car payments.? I have always been proud of my good credit rating, and do not intend to mess it up now.? These are challening times for us financially, and I have never had to borrow money to pay taxes before, but with this one-time loan we can get through it and see blue skys again for the future.? Thanks for your consideration, whether you bid on my loan or not.? Either way, I commend you for supporting Prosper, especially in light of the behavior of the major banks in recent years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$156.80

Auction yield range:	17.04% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1976	Debt/Income ratio:	7%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	2y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	7	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,181	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	linzard4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Moving!
Purpose of loan:
My boyfriend and I are moving into a new apartment and although we are excited for the change, we do not have the full amount required for the move in amount, since we still have to pay rent at our old place and will not get our old deposit back in time. At the same time, our computer is on it's last leg and it is crucial to my boyfriend's employment since he works from home.

My financial situation:
I am working very hard towards building good credit. Although I may be represented as High Risk, it is due to lack of credit history as?I started late since I did not get my first credit card until after college.?I have been doing what I can to build it up and have even received a Prosper?loan and already paid it off. ?

Monthly net income: $ 2,600
My boyfriend's net income is 3,600 and he will also be contributing to pay off this loan.

Monthly expenses: $ about 1250 is my share.
??Housing: $?700
??Insurance: $?140
??Car expenses: $ 100
??Utilities: $?30
??Phone, cable, internet: $?70
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1984	Debt/Income ratio:	8%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	23y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,258	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	mrnorske	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	29 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 660-679 (May-2008) 640-659 (Apr-2008) 720-739 (Nov-2007)
Principal balance:	$1,682.06	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Pay off Debt
Purpose of loan:
This loan will be used to pay debts we owe.

My financial situation:
I am a good candidate for this loan because I have a full time job that I've been at for over 22 years. I have had previous prosper loans that I have paid off on time or early. We've had some financial difficulties this past year, but we are paying our debts and will continue to do so. We got in trouble last year because my wife's mother was very sick. In April 2009?she was given 6 months to live. My wife drove a 60 mile round trip each day to take care of her mom who was sent home on Hospice. Her mom passed away on January 5th this year. We had to purchase a car for my wife so she could get back and forth to her mom's house, so our insurance also went up and gas expenses went up.? We'd like to use this money to pay off her car and catch up on other bills. I would like to note that her mother left her house and land to my wife and her two sisters. We will be selling it in a few months so we'll have that extra money to pay down debt also, but we need a small amount right now to make our cushion just a bit bigger.

Monthly net income: $? 2,800.00

Monthly expenses: $
??Housing: $ 967.00
??Insurance: $ 246.00
??Car expenses: $ 78.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 120.00?
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	2%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 1	Length of status:	0y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	23	Occupation:	Sales - Commission
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$3,475	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	23
Screen name:	exciting-money	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A New Beginning
Purpose of loan:
This loan will be used to? I have recently separated from my husband after 20 years of marriage and have encountered a few things that I need to purchase for my?new residence.

My financial situation:
I am a good candidate for this loan because? I have a great job that I love. Since I am commissioned my earning potential is $100K plus. I have been at this job less than a year and every month is better than the last. Thanks for the consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	0y 11m
Credit score:	700-719 (Mar-2010)	Total credit lines:	5	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$1,460	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lean-point3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2400

Monthly expenses: $ 450
??Housing: $500
??Insurance: $150
??Car expenses: $250
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $350
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$586.50

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	123%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 4	Length of status:	3y 7m
Credit score:	720-739 (Mar-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,603	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	audiquattro	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Money To Start eBay Business
Hello Lenders!

I've finally reached the point in my life where I get to do what I'm passionate about, running a home based business. My plan is to sell brand new (w/factory warranty) electronics via eBay. I already have experience selling on eBay, as well as shipping products in large quantities. I currently work in the shipping department at a local pharmacy ,and I'm also head of operations in the file room as well. Hopefully this will show that I'm very capable of getting things done, and in a timely manner.

I will be using the money strictly for purchasing inventory. The company I will be using has prices that change from month to month. I've seen first hand how drastically these prices can change in just one month. That's why I asked for $16,000. I want to take advantage of the prices while they are low, and start my career by gaining the biggest profit possible.

For piece of mind, I will let all of you know that I'm currently in my final year of a debt management program. I enrolled four and a half years ago to pay off several credit cards. In the next three weeks, i will be applying for my auctioneers license (required in IL) and business license. Hopefully I revealed how committed I am to the task at hand, and I hope you all have enough faith to invest in me. High risk or not.

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	33y 6m
Credit score:	620-639 (Mar-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$9,103	Stated income:	$50,000-$74,999
Amount delinquent:	$322	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	antique818	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	620-639 (Dec-2009) 460-479 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Purchase Storage for Business
Purpose of loan:
The purpose of this loan will be to purchase storage containers for our growing business. I own a retail antiques and collectibles business. Also included in our business is an estate sale service where we sell deceased or retired people's personal property. Both sides of the business are doing well right now and we are expanding. We are showing a profit margin of 54 percent over the last several years?while the services business is extremely busy. We buy antiques and collectibles for resale to the general public by actual sales in place and also selling on line. In California, there is a growing?of people now buying storage liens to increase inventories. We are now doing this also??This money will be used?for buying portable storage containers, 10 by 10 containers or a bitlarger to store allour purchased inventory. These units are actually cheaper then renting a warehouse or someone's garage. Our business is growing where we did $86000 in sales last year and expect to go over $100000 this year at a profit margin of over 50 percent. Having this storage availableto us on a daily basis right on our own property will allow to to expand our inventory and increase our sales.

My financial situation:
I am a good candidate for this loan because?I already paid off a prosper loan?almost one year ago, six months early. I have steadily increased my credit scores by paying my bills on time and with this business expansion, we will have greater ability to pay off this loan possibly earlier then the scheduled three years. I have one delinquency which has been in negotiation for a while with no successful resolution.?I also recently paid off two business credit situatins, one a credit card and one a small loan which might nt yet be reflected inmy credit report. I know the importance of paying my bills on time and I have not been late on anything in the last several years.

I really need prosper's help as my credit rating is getting better but I cannot get commercial credit yet due to the economy and the tightening of credit on the local market.

Monthly net income: $60000

Monthly expenses: $
??Housing: $ 1485.00
??Insurance: $ 150.00?
??Car expenses: $ 384.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00?
??Food, entertainment: $ 200.00?

??Credit cards and other loans: $ 250.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$136.77

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1987	Debt/Income ratio:	44%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 4	Length of status:	0y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	46	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$985	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ThebigH	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards.? I would like to do this as soon as possible so that I can save more money for me and my family.? I thank you all in advance.

My financial situation:
I am a good candidate for this loan because I am trustworthy and very frugal concerning finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.03%	Starting borrower rate/APR:	29.03% / 31.39%	Starting monthly payment:	$314.42

Auction yield range:	14.04% - 28.03%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 5	Length of status:	10y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	21	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,949	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	motorhead	Borrower's state:	NewYork	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 42% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	19 ( 53% )	720-739 (Feb-2007) 720-739 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	2 ( 6% )
Total payments billed:	36
Description
Getting Debt Free
Purpose of loan:
This loan will be used to get debt free,i just payed off one prosper loan.I feel great about that now I am asking for another loan to pay off the rest.?

My financial situation:is good,I work 2 jobs,1 full time and 1 part time jobs so the money is there to pay.
I am a good candidate for this loan because?I am working 2 jobs and trying to get debt free so I can enjoy life more.

Monthly net income: $ 2040

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $just gas
??Utilities: $0
??Phone, cable, internet: $cell phone 45.00
??Food, entertainment: $300.00
??Clothing, household expenses $0
??Credit cards and other loans: $332.00
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$282.15

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	1y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	9	Occupation:	Bus Driver
Now delinquent:	0	Revolving credit balance:	$2,080	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	cogsoc1896	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"buying my first home"
Purpose of loan:
To buy my first home in pennsylvania

My financial situation:
I am a good candidate for this loan because.. at the end of the day i will pay my debt.. i have been a prosper member for years now and have help many people which have all paid me back my funds, and with that said i believe what you reap is what you sow... and the bible says owe no man! i have ask for the amount that i can more than afford to pay back so rest assure?i will pay the money back.? Please fell free to ask questions i will reply to all inquiries, THANK YOU...

( I HAVE GOOD CREDIT AND WOULD LIKE TO KEEP IT THAT WAY)

Monthly net income: $ 1360

Monthly expenses: $
??Housing: $?400
??Insurance: $ 100
??Car expenses: $ paid in full
??Utilities: $100
??Phone, cable, internet: $ 175
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?125
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$123.05

Auction yield range:	14.04% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	11%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	16y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	13	Occupation:	Military Enlisted
Now delinquent:	1	Revolving credit balance:	$20,186	Stated income:	$25,000-$49,999
Amount delinquent:	$136	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	contract-healer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Gold before prices skyrocket
Purpose of loan:
This loan will be used to buy 3oz of fine gold as a hedge against inflation to protect the purchasing power of my savings while I am deployed overseas later on?in the year.

My financial situation:
I am a good candidate for this loan because as an E-6 in the military, my income is stable because my contract does not expire until May 2013 and the gold can be collateral or redeemed for more the value of the loan plus interest.

Monthly net income: $ 3461.49 after taxes, allotments,?and the food and housing expenses listed below.

Monthly expenses: $
??Housing: $ 638
??Insurance: $ 56
??Car expenses: $ 0 paid off. Only routine?maintenance such as?oil changes, washes, and tune-ups.
??Utilities: $ 58.00
??Phone, cable, internet: $ 110
??Food, entertainment: $ 252
??Clothing, household expenses $?0
??Credit cards and other loans: $ 13,000 down from $20,00 last year.
??Other expenses: $ cell phone 84
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	14.04% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	45%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	1y 11m
Credit score:	620-639 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,340	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Butterfly45	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying for Bachelor's Degree
Purpose of loan:
This loan will be used to complete my Bachelor's Degree in criminal justice.? I have already completed my Associate's Degree.

My financial situation:
I am a good candidate for this loan because this will be my second loan on Prosper - I paid off my first loan with no problems or late payments.

Monthly net income: $ 1,100

Monthly expenses: $
??Housing: $ 225
??Insurance: $ 46
??Car expenses: $
??Utilities: $ 60
??Phone, cable, internet: $ 80
??Food, entertainment: $ 60
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 50
(some expenses shared with roommate.)

Thank you!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$143.90

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	4y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	40	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$41,026	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	powerful-fairness	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to pay off my Bank of America credit card which currently has a promotional rate that will expire in April. The reason for the expenses is I went overseas to get married and didn't want to bring a bundle of cash. That?s way too risky, so I put all the wedding expenses on the card. I've paid back much of the balance, but now the promotional rate is about to expire and want to hedge against credit card surprises.

My financial situation:
I am a good candidate for this loan because I have a great job that pays all the bills.? I have regular bi-weekly checks. I have never missed a mortgage payment, credit card bill, utility bill, or medical bill. I strive to pay ahead of the due date. I have an emergency fund that I occasionally tap into and replenish when needed (a la Dave Ramsey). I've got high credit scores. I'm new to this type of borrowing, so I'm not exactly sure what else I can say. Please feel free to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	44%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	3y 0m
Credit score:	680-699 (Mar-2010)	Total credit lines:	12	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$8,738	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	booksonthemove	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	43 ( 100% )	680-699 (Latest)
Principal borrowed:	$22,630.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008) 640-659 (Mar-2008) (Feb-2006)
Principal balance:	$3,804.47	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Debt Consolidation NOW!
Purpose of loan:
Consolidate two loans into one lower ($150 or more per month in savings) loan.

Current debts...
Prosper.com ($3,800)
LendingClub.com ($1,200)

Currently paying $366/month for these loans. This will save me in interest charges and allow YOU to earn interest on my note... it's a win-win!

My financial situation:
I am a good candidate for this loan because the company I work for is stable and my skills are vital to the company.

Annual net income: $ 30,000 (hourly wage x hours per year pre-tax)/Monthly net income- $2,500+/- (pre-tax)

Thank you for your time and consideration! Best of luck on your bid in my future!

Married, husband has good stable income which cannot be listed or calculated into loan basics. We both have listed and borrowed from Prosper in the past. Husband has no active loans on record.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$487.40

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	46%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	0y 3m
Credit score:	800-819 (Mar-2010)	Total credit lines:	32	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$32,005
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thrifty-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
gormet food market balance of start
Purpose of loan:
This loan will be used to? complete the balance of opening a?gourmet meat market.? This is a store that will go in the Orlando, Waterford, area.? There is a real need for it and I'm in need of this amount to finish up the deal to open the store.? I have always been interested in the food and retail industry.? This is the icing on the cake and will secure my future.

My financial situation:
I am a good candidate for this loan because? I'm a hard working individual with a good sense of business.? I have always tried to keep my credit in good standing and paying my bills is one of my main concerns.? Its important to me to succeed in all that I do and I know with some help I can make this happen.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$167.01

Auction yield range:	8.04% - 18.90%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	9.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	10 / 8	Length of status:	11y 0m
Credit score:	760-779 (Mar-2010)	Total credit lines:	46	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$60,906	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	proud-vigilance4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MOVING EXPENSES
I am selling my large home and down sizing to a small house with no mortgage. I will also be paying off my credit cards at closing so I need some cash for moving expenses prior to closing. After closing, the only loan I will have would be this Prosper loan. After all this settles I will be looking seriously at being a Prosper loaner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.04%	Starting borrower rate/APR:	15.04% / 17.21%	Starting monthly payment:	$208.11

Auction yield range:	14.04% - 14.04%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$6,643	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	shabooza	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	680-699 (May-2008)
Principal balance:	$5,270.29	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay Off Current Prosper Loan
Purpose of loan:
This loan is intended to pay off my current prosper loan and bring my monthly payments down with a lower interest loan on a lesser principal amount.? Additionally, the funds from this loan will go toward transportation costs to Chicago, where I will be working at a large tort litigation law firm as a a summer associate.

My financial situation:
I am a good candidate for this loan because I am a graduate from Carleton College, a top tier school in the Midwest. I am currently finishing up my second year at William Mitchell College of Law in St. Paul, MN.? This summer I will be working full-time and receiving competitive pay from a large tort litigation law firm in Chicago, which is the same firm I was employed at last summer.? I am intelligent, ambitious, and resourceful.? If law school and the legal profession become obsolete, then I will find a new career the same week. Additionally, I already paid off my car (now with a fair market value of $3,500) and have other liquid assets that will keep me from defaulting. I also currently live at my parents house rent free and commute to school, which lessens the stress on my financial situation.? I receive roughly $14,000 from my low interest student loans for law school.? I also DJ in Minneapolis on weekends, making me an extra $450/month.

Monthly net income: Currently $ 1,400.

Monthly expenses: $ 1050 Total
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$593.83

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1986	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	20y 4m
Credit score:	760-779 (Mar-2010)	Total credit lines:	15	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$59	Stated income:	$50,000-$74,999
Amount delinquent:	$14,336	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	just-gettin-by	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Last step to Recovery, Police Vet..
Purpose of loan:
This loan will be used to?
Consolidate my credit cards and pay off my debt.? I am finally starting to get back on my feet after my divorce, and this is the last step that I wanted to accomplish.? I recently paid off my 1st prosper loan and I never misssed a payment.? As you can see by my credit score, I have improved significantly over the last year.? Thank you to all who trusted me with the first Prosper Loan.

My financial situation:
I am a good candidate for this loan because? I am a responsible person with a great career of 23 years.? I have a great track record with prosper. I have one delinquencly on my credit report due to a divorce involving a out of state home.? That is getting taken care of. I recently underwent neck surgery where 3 discs were replaced, (c4/5, c5/6, c6/7), which caused me to retire early with a disability.? This is the last step needed to pay off high interest credit cards and get back on my feet.? I recently paid off my Prosper Loan, so this will be Prosper Loan number 2.? I hope you will have faith in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$356.32

Auction yield range:	11.04% - 12.50%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	0y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	37	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$27,763	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loyalty-fertilizer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Existing Business-Equip Purchase
Purpose of loan:
This loan will be used to? Purchase a used 20ft enclosed trailer and a used dump truck.? My existing trailer is too small to carry around the needed machines to service the daily route.? An enclosed trailer will serve multiple purposes such as protecting the $20,000 equipment, a rolling billboard advertisement and the ability to have a secure storage environment for pesticide/fertilization services.? With the addition of new larger accounts and our aggressive advertising a dump truck has become a necessity.? One shopping center alone is about 20 cubic yards of mulch.? A dump truck would be able to cut labor costs by 60%.? It is also invaluable for removal of concrete, brush, etc.? and delivery of stone, gravel, mulch etc.

My financial situation:
I am a good candidate for this loan because? I already have contracts in place to more than cover the cost of the equipment and I am putting out more quotes daily.? Only one 3/4 day job per month can cover this debt service.? Target payoff is 18 months.

Monthly net income: $ 2350

Monthly expenses: $ 1590
??Housing: $ Husband Pays Mortgage
??Insurance: $ Husband
??Car expenses: $ 300
??Utilities: $?
??Phone, cable, internet: $ 140
??Food, entertainment: $
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 550
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1961	Debt/Income ratio:	40%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	20y 2m
Credit score:	680-699 (Mar-2010)	Total credit lines:	45	Occupation:	Social Worker
Now delinquent:	4	Revolving credit balance:	$7,601	Stated income:	$50,000-$74,999
Amount delinquent:	$29,873	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	24
Screen name:	vista061	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$493.78

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1983	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 8	Length of status:	27y 8m
Credit score:	740-759 (Mar-2010)	Total credit lines:	59	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$14,738	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-restless-bill	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting even
Purpose of loan:
This loan will be used to?
to pay off some credit cards bills that is used when i was remolding house that i live in and now I am ready to try and get one bill and get even and stay that way, and i think this is the best way..
My financial situation:
I am a good candidate for this loan because?? I have had same job with the federal govt of 27+ years and it is stable and i am very stable employee and?have great credit rating and have no late payments?or garnishments against me
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$261.91

Auction yield range:	8.04% - 10.00%	Estimated loss impact:	8.21%
Lender servicing fee:	1.00%	Estimated return:	1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	46%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	0y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	29	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$34,974	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	liberty-rascal	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the wedding
Purpose of loan:
This loan will be used to? pay off 3 credit cards with very high interest rates.

My financial situation:
I am a good candidate for this loan because? I have always paid my bills, on time every time. I do have 3 credits cards totalling $8,000 dollars and each one of those cards have an interest rate of 21% and higher. I pay the bill every month and seems like it goes nowhere. I am looking for a loan with a cheaper interest rate that will be more affordable to me. I was going to go thru a debt consolidation company, but am so afraid of my good credit going bad. I just want to pay these off and start fresh.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	57%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	3y 8m
Credit score:	740-759 (Mar-2010)	Total credit lines:	29	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$39,264	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	excellent-loot	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
I am a Registered Nurse. My annual income is $70,000. Monthly I make $4000. I have been paying the minimum?on credit cards and need help consolidating my bills. I pay roughly $2000 a month towards credit cards. I am willing to pay this amount to become debt free. Please help me get out of this debt treadmill of only paying off minimum payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	3y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$876	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	careful-power	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Renovation - New Kitchen
Purpose of loan: Renovation of home.

My financial situation:
I am a good candidate for this loan because I own an entertainment hiring agency called M One Studios (www.MOneStudios.com - please check for yourself) which generates? 5-6K a month, and at most, maybe 1/4 of that goes to expenses. Additionally, I teach music lessons for advanced high school and college students and make anywhere from $60 - $75 an hour doing this. Even in the almost impossible event that my agency (which is growing every month) would completely tank, I could still make a very good living teaching music. I recently just purchased a 5 bedroom duplex in Los Angeles, which will serve as a rental property. I plan to hang on to it and rent for several years. Currently, we're in the midst of performing renovations, including replacing the floor, walls, and ceiling of a portion of the home. We're about 2/3 of the way done - I've only spent about $20,000 so far in renovations, as one of my tenants is a contractor and he is working for discounted rent, and I'm helping. So I'm getting a great deal for all the work I'm doing, but I'm starting to run out of money. I can't rent the place yet because there's construction going on - as soon as the construction is finished, I'll be able to rent out 4 of the rooms for a total rental income of $2800 per month (my mortgage is $2340). I just need to finish the work - it's the shared living space that we're working on - the kitchen and living room. The money I'm making isn't enough to finish this project, and as long as the project isn't finished, I'm stuck with the entire mortgage as well as the cost of all materials. If I can get an advance of 8K, it'll bring me out of this mess and I'll be able to pay the loan back in full within two years comfortably and one year if I hustle. I'm willing to work with you - whatever we need to do to make this work, I'll do it. I'm reliable and make a good living - I haven't had much time to get my credit rating very high as I've only owned a home for a few months now, but I've paid back all loans on time. Paid off two cars, student loans in full, etc.

Thanks,
Mike
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,248.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$117.49

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1992	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	8y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	38	Occupation:	Sales - Commission
Now delinquent:	3	Revolving credit balance:	$2,237	Stated income:	$100,000+
Amount delinquent:	$465	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	venture721	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remaining taxes for our home
Purpose of loan:
This loan will be used?to pay off our remaining balance on our property taxes.??We live in a wonderful town and wish to stay here for a very long time. We have 4 little girls and my wife stays home to care for them. In my industry of insurance sales, my income has been greatly impacted by the economy. Over 1 year ago,?I was confronted with a?decision to call out an unscrupulous manager in my office, which lead to his removal. With his termination, he began recruiting agents?from my office to work for him at a competitor. With fewer agents, we fell into our own financial depression but over time, with a new manager at the helm, we rebuilt our?office?to one that is prospering, growing and finally making money. During that time of hardship?and rebuilding, my family and I really struggled, but did not give up. Things really began to turn around, as I believed they would.?Thankfully, we have been able to maintain a steadier income?to?keep up with our bills, but this one bill, though anticipated, is a big?hit to our income. We are extremely frugal and?just want to keep our home. We are not asking for more than the?bill's amount.??If we cannot pay off the remaining balance of the taxes, a lien is placed on our home, and our mortgage company threatens to foreclose on us. We just can't let this happen and that is why we are asking for your help.
My financial situation:
I am a good candidate for this loan because it is a small amount, and I am?committed to repaying all my debts.? I also know when to ask for help.
Please consider helping us with this small bill. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$123.51

Auction yield range:	3.04% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	5%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	11	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$7,344	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sensational-penny	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off? credit card debt, consolidating into a single loan.

My financial situation:
I am a good candidate for this loan because I am very responsible with my debt and have never missed a credit card payment.

Salary:
63,000 Base Salary

Monthly Bills:
Rent: 975
Cellphone: 150
Student Loan: 100
Internet/TV: 75
Jiu Jitsu Membership: 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	0y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	12	Revolving credit balance:	$389	Stated income:	$1-$24,999
Amount delinquent:	$7,918	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	soothing_hands77	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 42% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	9 ( 47% )	600-619 (Dec-2009) 520-539 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	2 ( 11% )
Total payments billed:	19
Description
Paying Off Bills
Purpose of loan:
This loan will be used to pay off some bills.

My financial situation:
I am a good candidate for this loan because I have had a loan with Prosper before to start my business, and paid that loan off over a year early. Just need a little help to get over a slump. I am a single mom, I had to claim bankruptcy in May of 2006, due to debt I was left with after a divorce. I am trying very hard to increase my credit rating and keep my debt as low as possible. I have a couple of bills that I would like to pay off with this money so that I can be debt free. I paid my bankruptcy off last year in April a year earlier then I was supposed to. I appreciate any help that I can get. Thanks for looking at my auction, if you have any questions please ask.

Monthly net income: $ 904.00

Monthly expenses: $ 775.00
??Housing: $
??Insurance: $ 70.00
??Car expenses: $ 385.00
??Utilities: $
??Phone, cable, internet: $ 120.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	2y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	9	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-dinero-halo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Chase balance/help friend
Purpose of loan:
This loan will be used to?
Pay off outstanding balance to Chase Bank; help maintain my car; help a freind and his family with food, first month's rent.
My financial situation:
I am a good candidate for this loan because?I have stable residence and employment; I am single and?I owe no other monthly debts; I am educated, responsible and able to make monthly payments.

Monthly net income: $ 1,400.00

Monthly expenses: $
??Housing: $ 139.00
??Insurance: $ 50.00
??Car expenses: $ 100.00
??Utilities: $ 60.00
??Phone, cable, internet: $160.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 0.
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$322.51

Auction yield range:	8.04% - 30.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	22.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	57%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	3y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$71,875	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chaggiie	Borrower's state:	Illinois	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 85% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 8% )	680-699 (Sep-2009) 620-639 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 8% )
Total payments billed:	13
Description
Paying down some credit cards and b
Purpose of loan:
This loan will be used to buy inventory for a small business, pay down some credit cards, and to also build a nursery for an upcoming baby. I am small business

?owner that pays my own insurance.? This means I will have to pay alot of the hospital costs. People are slow to pay so I have had to use alot of my credit cards to

?float the slow payers. I would much rather pay interest to people than to?the banks that get free money from the government. God bless our country for it? is the best

?on the planet. Thank you for considering my loan.

My financial situation:
I am a good candidate for this loan because I have already borrowed from Prosper before and paid early( a little over a year to payoff).?Loans from Prosper are from individual people so I have and will make sure it is paid.?My credit score is lower because I have been forced to carry a higher than desired debt to income ratio. This is a temporary situation because I have acct rec that should pay soon. Most of my revolving debt/credit was used to buy inventory. These days it takes about 60-90 days turn around due to the

?economy.

Monthly expenses:?Monthly net income is about $6500 after taxes:
Housing: $ 1800??Insurance: $ 100??Car expenses: $ 500??Utilities: $ 400??Phone, cable, internet: $ 200??Food, entertainment: $ 600??Clothing, household expenses $

200??Credit cards and other loans: $ 1200??Other expenses: $ 300. I have on average about $1200 each month to pay the Prosper loan. The Prosper loan will be priority number one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	34%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	8y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	19	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$6,125	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chicago33	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Paying my credit cards off for good
Purpose of loan:
This loan will be used to?
To pay off my credit cards. I would like to have one easy monthly payment. I would be taking?4 monthly payments, and making it into one lower payment. It will be very helpful for my goal to become debt free! My credit card debt came from saving towards a down payment for my house. My wife has decided to pay half of my credit card debt, and I will be using my profit sharing check at the end of the year to pay those funds back. Then I will use my prosper funds to pay the other half. I have full intentions on paying my prosper loan back early, like?I did on my previous loan.
My financial situation:
I am a good candidate for this loan because?
I'am always on time with my payments, and I do care about my credit. I just bought a house in September 2009, and I'm trying to become debt free. I also had a prosper loan in the past and paid it off ahead time. I also get a profit sharing check between 2,000-3,000 every year which will be used towards my prosper loan. I'am very hard working, trustworthy person. I know prosper has my listing at high risk, but that is not the case. As you can see I have a great payment history, and will not let you down. I will be well worth your investment. Thank you for your consideration.
Monthly net income: $ 2,000-2,500
Monthly expenses: $ 700-750
??Housing: $ 500
??Insurance: $ 65
??Car expenses: $ no car payment
??Utilities: $?75
??Phone, cable, internet: $50
??Food, entertainment:?My wife?pays most of this.
??Clothing, household expenses $?My wife pays for this.
??Credit cards and other loans: $ 6000.00 ( This is what will be paid?off with the prosper loan.)?(Monthly payments=$400 a month.)
??Other expenses: $ One personnel loan is $100 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	8.04% - 27.00%	Estimated loss impact:	8.65%
Lender servicing fee:	1.00%	Estimated return:	18.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	15 / 12	Length of status:	17y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$187	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	bountiful-interest2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family owned business
Purpose of loan:
This loan will be used to?purchase a second car so that my wife can give her car to our oldest son who has had some?car issues while he has been away at school. My wifes car is used for our family business hauling and transporting flowers, baskets, and other types of crafts back and forth from the stores, to the cutsomers house or place of business and has been very reliable for her over the last 3 years. My son really needs the car being that he is 12 hours away from the closest family member that he has otherwise I would not be taking out the loan.

My financial situation:
I am a good candidate for this loan because I always pay my debts, I?am responsible, and do not spend above my means. I am a family man first and I?have always worked hard to provide for them.?Although I am self employed, I have been with the same company for over 17 years. I have very little debt, with an above average credit score. ?I also have other sources of income from my wifes arts and crafts store. I am a firm believer in?money management, and repaying debts, which is why?I am a perfect person to loan?money too. Family is the most important thing to me, and alot of the the same concepts that apply to family apply to finances. Consistancy, dedication, time, and descipline...?If you were looking for a perfect candidate?only two words come to mind.. "its me"?

BUDGET
Monthly Income:?$4900?
My Income:? $3400/mo.??
Spouse's Income:? $1500/mo.???
Credit Cards/Loans: $310??
Rent/Mortgage:? $690??
Car Payment: $0??
Insurance: $140 (2 cars)??
Utilities (phone, cell, gas, electric, water): $425?
Food: $400??
Clothing: $200??
Entertainment: $100??
Medical: $0??
Miscellaneous: $?600 (craft supplies)?
TOTAL EXPENSES: $2865
LEFT OVER: $2035
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 16	Length of status:	1y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	58	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$25,313	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	safebet03	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,100.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008) 640-659 (Jun-2007)
Principal balance:	$517.68	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Debt Consolidation-3rd Prosper Loan
Purpose of loan:
Working towards paying off my credit cards.? The loan will be used to pay off high interest credit cards.? The monthly payment on the loan will be just a little bit more than what the monthly recurring minimum payment is on the credit cards.? I will be paying off.? The difference, obviously, will be that the loan will be paid off in 36 months.

My financial situation:
I have never been late on any bills or have ever filed for bankruptcy.? I have borrowed twice from Prosper before.? I have never missed or been late with a payment. Please view my Prosper Activity information for payment history.? I have just recently paid off an earlier prosper loan.? I am not a default risk.? I just made the mistake of paying for a wedding/furniture on credit cards.? Now I?m just looking for a more efficient/effective way to pay down these outstanding debts.

Monthly net income: $ 6,667

Monthly expenses: $?
??Housing: $ 800???
? Car expenses: $ 553??
? Utilities: $?100??
? Phone, cable, internet: $ 95??
? Credit cards/student loans: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	42%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 11	Length of status:	6y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	56	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$16,922	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blazing-agreement6	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a little help
Purpose of loan:
This loan will be used to consolidate my bills to a reasonable payment.

My financial situation:
I am a good candidate for this loan because I pay all of my bills and would like to make a better future for my children by not paying high interest in getting my debt in check.? I have not used a credit card in two years and really never plan to again.? I just recently got my masters and am looking forward to increasing my monthly income as well as paying things off.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.65%	Starting borrower rate/APR:	24.65% / 26.95%	Starting monthly payment:	$79.15

Auction yield range:	11.04% - 23.65%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	13.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	80%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	3y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	18	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$5,773	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	atticus55	Borrower's state:	Louisiana	Borrower's group:	Our Values
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tuition assistance! Study abroad
Hello all! I have partially funded 5 loans as a lender, but would like some extra money to study abroad this summer. I will be studying in Prague and the Czech Republic. I would prefer not touching my savings or liquidating stocks. These stock positions would more than cover my payments if need be, so no worries! I would also like to boost my credit rating. Note: my credit score does not reflect two credit cards that I just paid off! Also I have no housing expense. I am a full time student so these funds would allow me to focus more time on that. Please contact me with any questions or concerns. I pledge my word to pay in a timely manner as you can see from my credit history. Thanks for your time!

No car payment
No Rent
I pay 1/2 of utilities
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$223.84

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	5y 2m
Credit score:	760-779 (Feb-2010)	Total credit lines:	22	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$45,263
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	friendly-dime5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REPAY in 60 days
Purpose of loan:
This loan will be used to? finalize rehab of a free and clear rental property.

My financial situation:
I am a good candidate for this loan because? I will be able to refinance the property to payout any investors once the rehab is completed. ?I am responsible and do pay my bills on time.? I have the ability to repay this loan in a very short period of time and have every intention of satisfying this loan as soon as possible.? I am not one to drag out debts.? I am now latter in life able to start paying down all my outstanding debts via retirement, rental and investment incomes.? This will be a short lived loan and one that is guaranteed to be paid in full.? Thank you in advance and I look forward to doing profitable business together.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$487.40

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	26 / 26	Length of status:	9y 8m
Credit score:	800-819 (Mar-2010)	Total credit lines:	41	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$19,372	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peace-elm6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? pay off debt because I have just relocated for a job promotion and I would like to pay off some outstanding debts.

My financial situation:
I am a good candidate for this loan because? I am never late on any of my debts and I pride myself in maintaining excellent?credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$524.79

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	11%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 2m
Credit score:	760-779 (Feb-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$193	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	justice-jet9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a Home
This loan will be used to pay for extra expenses on my new home purchase.. I am purchasing a house for 460K, I have 160k for the down payment, just looking for cash to cover the extra expenses.(appraisal, attorney fees, taxes, etc)

My financial situation is great, I work for North West, a clothing apparel company as an IT Manager, been there for over 4 years. I live with my parents and dont have to pay any rent and when we move into my new house, my parents will also be paying for the mortgage. The only expense I have is gas for my car to go to work in.
I am a good candidate for this loan because I have excellent credit, no outstanding loans what so ever, and very responsible with my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,420.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.70%	Starting monthly payment:	$55.71

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	75%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	12 / 12	Length of status:	1y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	27	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$24,447
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigilance-mammal7	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?some credit cards?

My financial situation:
I am a good candidate for this loan because? I pay on time & very honest????

Monthly net income: $

Monthly expenses: $ 325.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$258.14

Auction yield range:	8.04% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	40%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	9y 8m
Credit score:	760-779 (Mar-2010)	Total credit lines:	23	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$5,343	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	diversification-idol9	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay bills and to pay unexpected bills

My financial situation:
I am a good candidate for this loan because?i have paid all my loans on time and have not had issues with creditors for any outstanding bills
Information in the Description is not verified.